Schedule 1.1A


                                ESSEX GROUP, INC.
                           REVOLVING CREDIT COMMITMENTS
                                   $370,000,000



     TITLE                  BANKS                                      Commitment
     -----                  -----                                      ----------
     Administrative         THE CHASE MANHATTAN BANK                   $30,000,000
     Agent



     Co-Lead Agent:         BANK OF AMERICA ILLINOIS                   $30,000,000


     Co-Agents:             THE BANK OF NEW YORK                       $30,000,000
                            THE BANK OF NOVA SCOTIA                    $30,000,000

                            COAMERICA BANK                             $30,000,000

                            NBD BANK N.A.                              $30,000,000
                            THE LONG-TERM CREDIT BANK OF JAPAN,        $30,000,000
                            LIMITED, NEW YORK BRANCH

                            NATIONSBANK, N.A. (CAROLINAS)              $30,000,000


     Lenders:               FORT WAYNE NATIONAL BANK                   $16,500,000

                            MELLON BANK, N.A.                          $16,500,000
                            NATIONAL CITY BANK                         $16,500,000

                            UNITED STATES NATIONAL BANK OF OREGON      $16,500,000
                            NORWEST BANK INDIANA, NATIONAL             $12,000,000
                            ASSOCIATION

                            VAN KAMPEN MERRITT                         $12,000,000

                            BANK OF MONTREAL                           $10,000,000
                            BHF - BANK AKTIENGESELLSCHAFT              $10,000,000

                            CAISSE NATIONALE DE CREDIT AGRICOLE        $10,000,000
                            KEY BANK                                   $10,000,000
                                                                       -----------

     TOTALS                                                            $370,000,000
    /TABLE

                                                                 Schedule 1.1B


                               MORTGAGED PROPERTIES


    [CAPTION]

                                                       Valuation Research
                                                         Appraised Value
                                                    ----------------------

    1601 Wall Street                                        $ 10,930,000
    Fort Wayne, IN
    Allen County

    U.S. Highway 30 W.                                      $ 10,510,000
    Columbia City, IN
    Whitley County

    West Pearl Street                                       $  1,130,000
    Jonesboro, IN
    Grant County

    Decker Road                                             $  3,500,000
    Vincennes, IN
    Knox County

    Franklin, IN                                            $  4,500,000
    Johnson County

    800 W. Mitchell St.                                     $  1,780,000
    Kendallville, IN
    Noble County

    2816 N. Main St.                                        $  2,580,000
    Rockford, IL
    Winnebago County

    301 E. 23rd St.                                         $    810,000
    Marion, IN
    Grant County

    Rt. 29 and Bear Creek Rd.                               $  2,250,000
    Pana, IL
    Christian County
    E. Union & US 52                                        $  2,700,000
    Lafayette, IN
    Tippecanoe County

    190 E. Polk St.                                         $  3,130,000
    Orleans, IN
    Morgan County

    803 York Road                                           $  3,850,000
    Chester, SC
    Chester County


                                                                             2



                                                       Valuation Research
                                                         Appraised Value
                                                    ----------------------
    Rt. 4 North                                             $  5,460,000
    Hoisington, KS
    Barton County

    University & East St.                                   $  6,020,000
    Pauline, KS
    Shawnee County

    1074 and 1075 Patt Street                               $  4,790,000
    Anaheim, CA
    Orange County

    108 Elm                                                 $  4,110,000
    Tiffin, OH
    Seneca County

    6588 Marbut Rd.                                         $  3,000,000
    Lithonia, GA
    DeKalb County
    /TABLE

                                                                 SCHEDULE 1.1C

                            LEASED TRIANGLE FACILITIES


    State                               Name and Address
    -----                               ----------------

     AL                                 Triangle Wire & Cable
                                        3112 Northington Court
                                        Florence, AL  35631

     MO                                 Triangle Wire & Cable
                                        1620 East Malone Avenue
                                        Sikeston, MO  63801-0859

     RI                                 Triangle Wire & Cable (Dean Whse)
                                        One IGA Way
                                        Cumberland, RI  02864

     AZ                                 Triangle Wire & Cable (Economy Whse)
                                        4002 West Turney Avenue
                                        Phoenix, AZ  85505

     NJ                                 Thea Enterprises, LLC
                                        232 Entin Road
                                        Clifton, NJ  07014

     NC                                 The T.F. Farmer Company
                                        U.S. Highway 90 North
                                        Greensboro, NC  27405

     FL                                 Florida Electrical Sales
                                        1101 North Ward Street
                                        Tampa, FL  33607

     FL                                 Michael Frisch Associates
                                        9650 Solar Drive
                                        Tampa, FL  33619-4417

     GA                                 Berry-Eisberry Company
                                        745 Trabert Avenue NW
                                        Atlanta, GA  30325

     OH                                 Allen Fields & Associates
                                        Building A, 2950 Robertson Avenue
                                        Cincinnati, OH  45209

     IL                                 Hanke Company
                                        1001 Fargo Avenue
                                        Elk Grove Village, IL  60009-1166

     MI                                 Electrical Materials, Inc.
                                        44262 Phoenix Drive
                                        Sterling Heights, MI  48314

     TX                                 Bell & McCoy
                                        2633 Andjon Street
                                        Dallas, TX  75220


                                                                             4


     TX                                 Bell & McCoy
                                        3311 Canal Street
                                        Houston, TX  77003

     UT                                 Aurich Associates
                                        2210 West Alexander Street
                                        Salt Lake City, UT  84119

     CA                                 Headline Sales, Inc.
                                        7271 South Paramount Boulevard
                                        Pico Riviera, CA  90660


     CA                                 H&J Electrical Sales
                                        30047 Ahern Street
                                        Union City, CA  94587

     OR                                 Cascade Western Representatives
                                        2729 Southeast Sixth Avenue
                                        Portland, OR  97242

     Quebec                             Fli-Royal Wire & Cable
                                        368 Rue Isabey
                                        Saint Laurent, Quebec  H4T 1W1

     Ontario                            Intralec Electrical Products, Ltd.
                                        Unit 1, 1200 Cardiff
                                        Mississauga, Ontario  L5S 1P6

     British Columbia                   Ron Marshall Agencies
                                        101-590 Ebury Place
                                        Delta, British Columbia  V4M 6B7

     Manitoba                           Electro-Tech Sales, Ltd.
                                        Unit 10, 2166 Notre Dame Avenue
                                        Winnepeg, Manitoba  R3H 0K2


                                                               SCHEDULE 4.1(b)


                                LIABILITIES, ETC.


                                       None


                                                                  Schedule 4.5


                                    LEGAL BAR


                                       None


                                                                  Schedule 4.8


                           OWNED AND LEASED PROPERTIES


                                 ESSEX GROUP INC.
                              REAL ESTATE INVENTORY

    [CAPTION]

    Location                                         EGI Owned
    --------                                         ---------


    1601 Wall Street                                 Yes
    Fort Wayne, IN
    Allen County

    U.S. Highway 30 W.                               Yes
    Columbia City, IN
    Whitley County

    West Pearl Street                                Yes
    Jonesboro, IN
    Grant County

    Decker Road                                      Yes
    Vincennes, IN
    Knox County

    Youngs Lane                                      Yes
    Newmarket, NH
    Rockingham County

    Main St./Bay Rd.                                 Yes
    Newmarket, NH
    Rockingham County

    3200 Earlywood Drive                             Yes
    Franklin, IN
    Johnson County

    Southeast Parkway Dr.                            No.  Long-term lease
    Franklin, TN                                     from Sycar Assoc. at
    Williamson County                                $1,077,000/yr. (ave.)
                                                     Exp. 12/31/08

    800 W. Mitchell St.                              Yes
    Kendallville, IN
    Noble County

    2816 N. Main St.                                 Yes
    Rockford, IL
    Winnebago County


                                                                             2



    Location                                         EGI Owned
    --------                                         ---------

    Windcrest Rd.                                    No.  US Samica
    Rutland, VT                                      Corporation
    Rutland County

    5405 Valley Belt                                 No.  Leased from
    Suite D                                          Valley Belt Industrial
    Independence, OH                                 Mall for $4,256/mo.
    (Cleveland) 44131                                Exp. 10/31/97
    Cuyahoga County

    1904 Engineers Rd.                               No.  Leased from
    Belle Chase, LA 70037                            Louis D. Hausser
    Plaquemines Parish                               Investments at
                                                     $2,500/mo.
                                                     Exp. 7/31/99

    1409 Murray                                      No.  Leased from
    N. Kansas City, MO 64116                         Northtown Devco at
    Clay County                                      $1,175/mo.
                                                     Exp. 4/30/00

    39065 Webb Drive                                 No.  Leased from Aldo
    Westland, MI 48185                               Launi for $4,400/mo.
                                                     (ave.)
                                                     Exp. 7/31/99

    6808-C Cedar Ave.                                No.  Leased from
    Lubbock, TX 79404                                Albert Skibell for
    Lubbock County                                   $1,000/mo.
                                                     Exp. 4/30/98

    4232 Charter Ave.                                No.  Leased from
    #100                                             California Public Emp.
    Oklahoma City, OK 73108                          Ret. System.
    Oklahoma County                                  $1,551.75/mo.
                                                     Exp. 6/30/01

    3 Commerce Way                                   No.  Leased from
    Tewksbury, MA 01876                              Tewksbury Assoc. at
    Middlesex County                                 $3,937.50/mo.
                                                     Exp. 6/30/98

    Old Mike--Filthy Lucre Lode                      No.  US Samica
    Black Hills                                      Corporation
    Custer County, SD

    24-Spur Drive                                    No.  Leased from
    El Paso, TX                                      Lincoln National Life
    El Paso County                                   at $16,104.27/mo.
                                                     Exp. 7/31/01


                                                                             3



    Location                                         EGI Owned
    --------                                         ---------

    2601 S. Adams St.                                No.  Leased from
    Marion, IN                                       Cablec Corp. at
    Grant County                                     $26,500/mo. on 90-day
                                                     term notice.

    214 E. 24th St.                                  Yes.  Via Process
    Marion, IN                                       Materials, Inc.
    Grant County                                     Dissolution 4/10/63

    Rt. 294 and Bear Creek Rd.                       Yes
    Pama, IL
    Christian County

    E. Union & US 52                                 Yes
    Lafayette, IN
    Tippecanoe County

    190 E. Polk St.                                  Yes
    Orleans, IL
    Morgan County

    Attela Industrial Park                           No.  Tract One:
    Kosciusko, MS 39090                              Leased from Attala
                                                     County at $3K/yr, year
                                                     to year, w/nominal
                                                     purchase option.
                                                     Tract Two: Interstate
                                                     Industries, Inc.,
                                                     formerly TAM, Inc.

    803 York Road                                    Yes
    Chester, SC
    Chester County

    Rt. 4 East                                       Yes
    Hoisington, KS
    Barton County

    University & East St.                            Yes
    Pauline, KS
    Shawnee County

    1075 Patt Street                                 Yes
    Anaheim, CA
    Orange County

    108 Elm                                          Yes
    Tiffin, OH
    Seneca County

    6588 Marbut Rd.                                  Yes
    Lithonia, GA
    De Kalb County


                                                                             4



    Location                                         EGI Owned
    --------                                         ---------

    950 W. 40th St.                                  Yes
    Chicago, IL
    Cook County

    3959 S. Morgan
    Chicago, IL
    Cook County

    6 Lee Blvd.                                      Yes
    Frazer, PA

    1230 Crestside Drive                             Yes
    Coppell, TX
    Dallas County

    4600 Holly St.                                   Yes
    Denver, CO
    Colorado County

    23477 Cabot Blvd.                                No.  Leased from
    Hayward, CA 94545                                Lincoln Hayward VIII,
                                                     Ltd. Partnership at
                                                     $12,623/mo.
                                                     Exp. 9/30/99

    1704 Westbelt Dr.                                No.  Leased from
    Columbus, OH                                     National Life Ins. Co.
    Franklin County                                  at $9,955/mo.
                                                     Exp. 5/31/98

    2172 Wharf St.                                   Yes
    Memphis, TN
    Shelby County

    2444 Enterprise Drive                            No.  Leased from the
    Mendata Heights, MN 55120                        2444 Transpar Drive
                                                     Partnership at
                                                     $9,558/mo.
                                                     Exp. 7/31/98

    1900 NE 181st St.                                Yes
    Portland, OR
    Multnomah County

    6715 53rd St.                                    Yes
    Tampa, FL
    Hillsborough County

    2625 S. Wilson                                   No.  Estate of Jason
    Suite 102                                        Campbell at $5,288/mo.
    Tempe, AZ 85282                                  Exp. 7/31/97
    Maricopa County


                                                                             5



    Location                                         EGI Owned
    --------                                         ---------

    620 N. Cook                                      Yes.  Presently for
    P.O. Box 500, Gibson Hwy.                        sale.  1/2 leased to
    Bennettsville, SC 29512                          UTC to 2/28/96; 1/2
                                                     surplus

    4667 Somerton Road                               No.  Subleased from
    Bensalem Twp., PA (Trevose)                      Metro Ind'l Park.
    Bucks County                                     Exp. 5/31/99

    3028 - 7th Ave. So.                              No.  Leased from
    Birmington, AL                                   Jeffco Finance &
    Jefferson County                                 Discount Co. @
                                                     $2,400/mo.
                                                     Exp. 2/28/99

    140 Southpointe Drive                            N. Subleased from
    Bridgeville, PA (Pittsburgh)                     Southpointe 79 Assoc.
    Allegheny County                                 @ $2,912/mo.
                                                     Exp. 9/29/97

    3201 Woodpark Blvd.                              No.  Subleased from
    Charlotte, NC  28207                             The Lincoln Nat'l Life
    Mecklenburg County                               Ins Co. @ $10,150/mo.
                                                     Exp. 1/31/2001

    501 Busse Road                                   No.  Leased from
    Elk Grove Village, IL                            LaSalle National
    Cook County                                      Trust, N.A.

    5690 Southfield Court                            No.  Leased from AMB
    Forest Park, GA                                  Ind'l Income Fund LP.
    Clayton County                                   Exp. 2/28/99

    5601 Anglum Court                                No.  Anglum Road Joint
    Hazelwood, MO 63042                              Venture
    St. Louis County

    376 Garden Oaks Blvd.                            No.  Subleased from
    Houston, TX                                      Houston Pine Forest,
    Harris County                                    Ltd. @ $3,176/mo.
                                                     Exp. 9/29/97

    7001 S. 33rd St.                                 No.  Leased from
    McAllen, TX                                      Wilson Partnership @
    Hidalgo County                                   $9,500/mo.
                                                     Exp.

    6850 NW 74th St.                                 No.  Subleased from
    Miami, FL                                        Marcia M. Simon @
    Cade County                                      $5,430.76/mo.
                                                     Exp. 9/29/98


                                                                             6



    Location                                         EGI Owned
    --------                                         ---------

    7 Rimini Mews Unit C                             No.  Leased from A.
    Mississauga, Ontario                             Mantella & Sons Ltd.
    Canada L5N 4K1                                   Exp. 3/31/2001
    Not Available

    933 Lakeside Drive                               No.  Subleased from
    Mobile, AL                                       Carwie Properties @
    Mobile County                                    $2,300/mo.
                                                     Exp. 6/29/00

    555 Brick Church Park Dr.                        No. Subleased from
    Nashville, TN                                    Brick Church Bus. Park
    Davidson County                                  @ $9,633.33/mo.
                                                     Exp. 1/30/98

    4855 Brookside Court                             No.  Subleased from
    Norfolk, VA                                      Brookside Dev. Group @
    Norfolk City County                              $3,007.58/mo.
                                                     Exp. 6/29/97

    3713 Vineland Road                               No.  Subleased from
    Orlando, FL                                      Vineland Commerce Ctr.
    Orange County                                    @ $2,018.98/mo.
                                                     Exp. 9/29/97

    525 Wall Street                                  No.  Leased from
    Tiffin, OH                                       Tiffin Wall Street
    Seneca                                           Properties Ltd. @
                                                     $1,350/mo.; mo-to-mo
                                                     basis

    TRIANGLE OWNED AND LEASED PROPERTIES
    ------------------------------------

    3112 Northington Ct.                             No
    Florence, AL
    Lauderdale County

    1620 East Malone Ave.                            No
    Sikeston, MO
    Scott County

    One IGA Way                                      No
    Cumberland, RI
    Providence County

    4002 W. Turney Ave.                              No
    Phoenix, AZ
    Maricopa County

    368 Rue Isabey                                   No
    St. Laurent, Quebec
    Not available


                                                                             7



    Location                                         EGI Owned
    --------                                         ---------

    95 Grand Ave.                                    Yes
    Pawtucket, RI
    Providence County

    1620 E. Malone Ave.                              Yes
    Sikeston, MO
    Scott County

    4251 Helton Dr.                                  Yes
    Florence, AL
    Lauderdale County

    6050 No. 55th Ave.                               Yes
    Glendale, AZ
    Maricopa County
    /TABLE

                                                                  Schedule 4.9


                              PATENTS AND TRADEMARKS


                                  Patent Docket

    [CAPTION]

                 Patent
     Country     Number                   Title                    Issue Date
     -------    -------                   -----                   ----------


       US       4290929    Aqueous Solutions of                        9/22/81
                           Polyesterimides and Methods of
                           Making the Same

       US       4253570    Reinforced Spool for Storing and             3/3/81
                           Transporting Strand Material and a
                           Package Assembly Utilizing the Same

       US       4190319    Fiber Option Ribbon and Cable Made          2/26/80
                           Tehrefrom

       CAN      1116903    Fiber Option Ribbon and Cable Made          1/26/82
                           Therefrom

       US       4196032    Splice for Optical Ribbon Having             4/1/80
                           Elongated Strain Relief Elements in
                           the Ribbon and Method of Splicing
                           the Same

       CAN      1104395    Splice for Optical Ribbon Having             7/7/81
                           Elongated Strain Relief Elements in
                           the Ribbon and Method of Splicing
                           the Same

       US       4253569    Reinforced Spol for Storing and              3/3/81
                           Transporting Strand Material and a
                           Package Assembly Utilizing the Same

       US       4286010    Insulated Mica Paper and Tapes              8/25/81
                           Thereof

       CAN      1157323    Insulated Mica Paper and Tapes             11/22/83
                           Thereof

       US       4358202    Apparatus and Method for Monitoring         11/9/82
                           and Surface Character

       US       4389510    Water Soluble Polymide Prepared             6/21/83
                           from 1,2,3,4 Butane Tetracarboxylic
                           Acid and Method of Preparation


                                                                             2



                 Patent
     Country     Number                   Title                    Issue Date
     -------    -------                   -----                   ----------

       CAN      1175598    Water Soluble Polymide Prepared             10/2/84
                           from 1,2,3,4 Butane Tetracarboxylic
                           Acid and Method of Preparation

       US       4606870    Preparing Magnet Wire Having                8/19/86
                           Electron Beam Curable Wire Enamels

       US       4447472    Magnet Wire Coating Method and               5/8/84
                           Article

       US       4374221    High Solids Polyamide-Imide Magnet          2/15/83
                           Wire Enamel

       CAN      1193044    High Solids Polyamide-Imide Magnet           9/3/85
                           Wire Enamel

       US       4396145    Self-Locking Carton                          8/2/83

       US       4374892    Moisture Resistant Insulating Mica          2/22/83
                           Tape Comprising a Monoalkoxy
                           Titanate

       CAN      1171349    Moisture Resistant Insulating Mica          7/24/84
                           Tape Comprising a Monoalkoxy
                           Titanate

       US       4350738    Power Insertable Polyamide-Imide            9/21/82
                           Coated Magnet Wire

       CAN      1192797    Power Insertable Polyamide-Imide             9/3/85
                           Coated Magnet Wire

       US       4348460    Power Insertable Polyamide-Imide             9/7/82
                           Coated Magnet Wire

       CAN      1179216    Power Insertable Polyamide-Imide           12/11/84
                           Coated Magnet Wire

       US       4385437    Method of Power Inserting                   5/31/83
                           Polyamide-Imide Coated Magnet Wire

       US       4389587    Unitary Sleeving Insulation                 6/21/83

       US       4385436    Method of Power Inserting Nylon             5/31/83
                           Coated Magnet Wire

       CAN      1209765    Dielectric Films from Water Soluble         8/19/86
                           Polyimides

       US       4471161    Conductor Strand Formed of Solid            9/11/84
                           Wires and Method for Making the
                           Conductor Strand


                                                                             3



                 Patent
     Country     Number                   Title                    Issue Date
     -------    -------                   -----                   ----------

       US       4471920    Tapered Flange Wire Spool                   9/18/84

       US       4493462    Spool with Lifting Handles                  1/15/85

       US       4563095    Method and Apparatus for Monitoring          1/7/86
                           the Surface of Elongated Objects

       US       4576207    Texturized Heat Shrinkable Tubing           3/18/86
                           Having Radial and Longitudinal
                           Shrinkage Memory

       US       4661314    Method of Making Texturized Heat            4/28/87
                           Shrinkable Tubing

       US       4485978    Method and Apparatus for Winding            12/4/84
                           Strand upon Spools Having Tapered
                           End Flanges

       US       4521363    Extrusion of a Plastic Coating               6/4/85
                           about a Strand

       US       4476279    High Solids Theic Polyester Enamels         10/9/84

       US       4571450    Moisture Impervious Power Cable and         2/18/86
                           Condui-System

       US       4704335    Highly Flexible Silicone Rubber             11/3/87
                           Coated Inorganic Yarn

       US       4693936    Low Coefficient of Friction Magnet          9/15/87
                           Wire Enamels

       US       4705657    Ethylene-Propylene Diene Terpolymer        11/10/87
                           Texturized Heat Shrinkable Tubing

       US       4551398    Tetraalkyl Titanate Modified Nylon          11/5/85
                           Magnet Wire Insulation Coating

       US       4599387    Tetraalkyl Titanate Modified Nylon           7/8/86
                           Magnet Wire Insulation Coating

       US       4707209    Method of Making High Density              11/17/87
                           Moisture Resistant Mica Sheet

       US       4601952    Method of Making High Density               7/22/86
                           Moisture Resistant Mica Sheet

       US       4601931    High Density, Moisture Resistant            7/22/86
                           Mica Cylinders

       US       4575016    Continuous Ribbon Feed Method and           3/11/86
                           System


                                                                             4



                 Patent
     Country     Number                   Title                    Issue Date
     -------    -------                   -----                   ----------

       US       4588344    Roll Transfer Robot                         5/13/86

       US       4555070    Method and Apparatus for Unwinding         11/26/85
                           and Splicing Successive Rolls

       US       4586415    Assembly for Effecting Vertical and          5/6/86
                           Rotational Motion

       US       4575017    Paster Rab and Method of Use                3/11/86

       US       4591084    Method and Apparatus for Feeding            5/27/86
                           and Accumulating Ribbon Material

       US       4545323    Felt Applicator                             10/8/85

       US       4622241    Method and Apparatus for Accurately        11/11/86
                           Dispensing a Solution

       US       4604300    Method for Applying High Solids              8/5/86
                           Enamels to Magnet Wire

       US       4574604    Process and Apparatus for High              3/11/86
                           Speed Fabrication of Copper

       US       4615195    Process and Apparatus for High              10/7/86
                           Speed Fabrication of Copper

       US       4568607    Aromatic Titanate Modified Nylon             2/4/86
                           Magnet Wire Insulation

       US       4588784    Aromatic Titanate Modified Nylon            5/13/86
                           Magnet Wire Insulation

       US       4614670    Method for Insulating a Magnet Wire         9/30/86
                           with an Aromatic Titanate Modified
                           Nylon

       US       4550055    Titanium Chelate Modified Nylon            10/29/85
                           Magnet Wire Insulation Coating

       US       4563369    Titanium Chelate Modified Nylon              1/7/86
                           Magnet Wire Insulation Coating

       US       4637852    Neoalkoxy Titanate in High Density          1/20/87
                           Mica Laminates

       US       4603088    Neoalkoxy Titanate in High Density          7/29/86
                           Mica Laminates

       US       4582198    Wire Shipping and Dispensing                4/15/86
                           Package


                                                                             5



                 Patent
     Country     Number                   Title                    Issue Date
     -------    -------                   -----                   ----------

       US       4704322    Resin Rich Mica Tape                        11/3/87

       US       4839444    High Solids Enamel                          6/13/89

       US       D291172    Container Insert                             8/4/87

       US       4988980    Low Cost Verbal Annunciator                 1/29/91

       US       4599905    Method and Apparatus for                    7/15/86
                           Determining the Elongation Property
                           of Copper Wire

       US       4602751    Wire Spool with End Flange Having a         7/29/86
                           Wire Protection Groove

       US       4624718    Polyester-Polyamide Tape Insulated         11/25/86
                           Magnet Wire and Method of Making
                           the Same

       US       4601918    Apparatus and Method for Applying           7/22/86
                           High Solids Enamels to Wire

       US       4629145    Control of Traversing Guide in             12/16/86
                           Strand Winding Apparatus

       US       4926928    Protective Device for Restraining           5/22/90
                           Rod Produced in a Continuous
                           Casting and Rolling Process

       US       4775726    Method for Equilibrating Polyamide          10/4/88
                           Magnet Wire Coatings and Enamel
                           Compositions

       US       4808436    A Method for Equilibrating                  2/28/89
                           Polyamide Magnet Wire Coatings and
                           Enamel Compositions

       US       4913963    Magnet Wire with Equilibrating               4/3/90
                           Polyamide Insulation Coatings and
                           Enamel Compositions

       US       4635046    Wire Tangle Sensor                           1/6/87

       US       4695830    Wire Runtogether Sensor                     9/22/87

       US       4740756    Continuity Test Method and                  4/26/88
                           Apparatus

       US       4700171    Ignition Wire                              10/13/87

       US       4775566    High Temperature Flexible Unitary           10/4/88
                           Sleeving Insulation


                                                                             6



                 Patent
     Country     Number                   Title                    Issue Date
     -------    -------                   -----                   ----------

       US       5032199    Method of Making a High Temperature         7/16/91
                           Flexible Unitary Sleeving
                           Insulation

       US       4683162    Mica Product                                7/28/87

       US        783365    Mica Product                                11/8/88

       US       4752217    Wire Coating Oven Including Wire            6/21/88
                           Cooling Apparatus

       US       4725010    Control Apparatus and Method                2/16/88

       US       RE33240    Control Apparatus and Method                4/19/88

       US       4725458    Urethane Modified Nylon Magnet Wire         2/16/88
                           Enamel

       US       4808477    Urethane Modified Nylon Magnet Wire         2/28/89
                           Enamel

       US       4689601    Multi-Layer Ignition Wire                   8/25/87

       US       4704596    Extrusion Coated Ignition Wire             11/03/87

       US       4876316    High Temparature Magnet Wire Bond          10/24/89
                           Coat Polyamide/Aldehyde/ Aromatic
                           Alocohol Reaction Product

       US       4891243    Die Bar Carrier                              1/2/90

       US       4826544    Hydrogen Cleaning of Hot Copper Rod          5/2/89

       US       4836872    Method of Manufacturing a Fiber              6/6/89
                           Reinforced Heat Shrinkable Tubing
                           Article

       US       4915139    Heat Shrinkable Tubing Article              4/10/90

       US       4869199    Manifold for Distributing Wire              9/26/89
                           Coating Enamel

       US       4839205    Heated Supply Sheaves for Wire              6/13/89
                           Coating Apparatus

       US       4844283    Closure Mechanism for Wire Coating           7/4/89
                           Oven

       US       4839818    Magnet Wire Over Control Apparatus          6/13/89

       US       4821880    Palletized Structure Containing             4/18/89
                           Spools


                                                                             7



                 Patent
     Country     Number                   Title                    Issue Date
     -------    -------                   -----                   ----------

       US       5045136    Heat Shrinkable Article                      9/3/91

       US       4851060    Multilayer Wrapped Insulated Magnet         7/25/89
                           Wire

       US       5106686    Multilayer Wrapped Insulated Magnet         4/21/92
                           Wire

       US       4966932    Ultra-High Solids Theic Polyester          10/30/90
                           Enamels

       US       4830689    Bonded Metallic Cable Sheathing             5/16/89
                           with Edge Forming

       US       5048572    Vibration Damping Heat Shrinkable           9/17/92
                           Tubing

       US       4705957    Wire Surface Monitor                       11/10/87

       US       4611747    Method for Producing Continuous             9/16/86
                           Length High Solids Enamel Coated
                           Magnet Wire

       US       5023558    Ignition Wire Core Conductive               6/11/91
                           Irregularity Detector

       US       4938428    Wire Winding System with Mobile              7/3/90
                           Transfer Cart

       US       4964363    System of Assembly and Filling             10/23/90
                           Large Cables in a Single Pass at a
                           Single Station

       US       4923133    Dancer Assembly                              5/8/90

       US       5304740    Fusible Link Wire                           4/19/94

    /TABLE

    Duration

    US--17 Years (Subject to Maintenance Fees)
    CAN--17 Years


                                                                             9


                            TRADEMARKS AND TRADE NAMES

    [CAPTION]

                        Trademark and/or
    Country                Trade Name              Registration   Expiration
    -------             ----------------           ------------   ----------
    US             ACRYFLEX                           1,092,803   06/06/98
    US             ACRYLEX                              656,059   12/24/97
    US             ALLEX                                717,483   06/27/01
    US             ALPIC                                861,614   12/10/08
    US             ASTRA                              1,083,505   01/24/98
    US             ASTRAMELT                          1,266,308   02/07/04
    US             ASTRATITE                          1,057,610   02/01/97
    US             BIPIC                              1,218,947   12/07/02
    US             BONDEX                               687,491   11/03/99
    US             BROWNELL ELECTRO                   1,781,418   07/13/03
                   INC. & Design
    US             CASPIC                             1,189,207   02/09/02
    US             CL & Design                        1,197,158   06/08/02
    US             CUPIC                                861,615   12/10/08
    Canada         DIAMOND                              192,723   07/13/03
    US             DIAMOND                              676,255   03/31/99
    US             DIAMOND FIGURE Des                   613,831   10/11/95
    Argentina      ESSEX                              1,176,315   10/07/05
    Brazil         ESSEX                                692,303   04/25/99
    Canada         ESSEX                                193,620   08/31/03
    China          ESSEX                                504,592   11/20/99
    France         ESSEX                              1,331,108   11/15/95
    Italy          ESSEX                                448,366   10/24/05
    Italy          ESSEX                                356,324   03/23/98
    Spain          ESSEX                              1,127,541   04/03/09
    US             ESSEX                                961,503   06/19/03
    US             ESSEX                                959,657   05/29/03
    US             ESSEX                                954,253   03/06/03
    US             ESSEX                                954,283   03/06/03
    US             ESSEX                              1,411,176   09/30/06
    US             ESSEX                              1,644,159   05/14/01
    Mexico         ESSEX                                496,193   03/22/05
    US             ESSEX                                618,128   12/27/95
    US             ESSEX                                965,834   08/14/03
    US             ESSEX                                536,430   01/16/01
    US             ESSEX                                966,421   08/21/03
    US             ESSEX GROUP                        1,313,285   01/08/05
    US             ESSEX GROUP                        1,178,844   11/24/01
    India          ESSEX                            Application
    Mexico         ESSEX                                496,194   03/22/05
    US             ESSEX QTY MASTERS                  1,205,233   08/17/02
    China          ESSEX (Chinese)                      504,591   11/20/99
    US             ExCel & xl Des                       780,919   12/01/04
    US             ExCelene                           1,032,113   02/03/96
                                                                  Renewal filed
    US             FEMCO                              1,584,450   02/27/00
    US             FLEXICONE                          1,330,873   04/16/05
    US             GOPIC                                969,536   10/02/03


                                                                            10


                        Trademark and/or
    Country                Trade Name              Registration   Expiration
    -------             ----------------           ------------   ----------
    US             HANDIWIRE                          1,342,096   06/18/05
    US             IF IT'S P IT'S RIGHT              71,533,826   11/21/00
    US             IF IT'S P IT'S RIGHT               1,652,273   07/30/01
    US             ISOMICA                              575,202   06/02/03
    US             IWI                                  635,106   10/02/96
                                                                  Renewal filed
    US             IWI Inv W/O Invest                   658,007   02/04/98
    US             LELAND FARADAY                     1,827,220   03/22/04
    US             LF Logo                            1,830,155   04/12/04
    US             MACALLEN & Design                    833,230   08/08/07
    US             MAGNAPAK                             628,592   06/12/06
    US             MAGWIRE                              861,613   12/10/08
    US             MICANITE and Drawing                  22,623   03/07/03
    US             MR-200                             1,234,416   04/12/03
    US             NYTHERM                              702,858   08/16/00
    US             N-900                                683,175   08/11/99
    US             PARAFLEX                             586,117   02/23/04
    US             PARANITE                           1,548,127   07/18/09
    US             PARANITE & Design                    537,580   12/13/01
    US             PARANITE & Design                    535,200   12/26/00
    US             PARASYN                              529,926   08/29/00
    US             PAR-U-FLEX                           674,901   03/03/99
    US             POLYBONDEX                         1,172,079   10/06/01
    US             POLYFOAM                             650,440   08/20/97
    US             REEL PAK                           1,144,845   12/30/00
    US             RELI-A-BAND                        1,286,015   07/17/04
    US             SAMICA                               558,013   04/22/02
    US             SAMICAPOR                          1,095,179   07/04/98
    US             SAMICATHERM                          995,614   03/20/03
    US             SEALPIC                              993,738   09/24/04
    US             SILVERFLEX                         1,111,787   01/23/99
    US             SODERBOND                            672,165   01/06/99
    US             SODEREX                              672,138   01/06/99
    US             SODERON                              672,164   01/06/99
    US             SOLIDEX                            1,036,145   03/23/96
    US             SOLIDON                            1,038,144   04/20/96
    US             SUFLEX                               960,771   06/12/03
    US             SUFLEX Logo                        1,308,019   12/04/04
    Canada         SX                                 N.S. 2026   08/30/08
    US             SX                                   612,102   09/13/95
    US             SX                                 1,523,072   02/07/09
    US             SX & Design                        1,525,063   02/21/09
    US             SX (Molder's Mark)                 1,065,662   05/17/97
    US             TF                                 1,286,937   07/24/04
    US             THERMALEX                            672,137   01/06/99
    US             THERMALEX 200                      1,185,606   01/12/02
    US             TERHMALEX F                          672,750   01/20/99
    US             THERMETEX GP200                      844,472   02/20/08
    US             UTREX                              1,326,775   03/26/05
    US             VINYLGLAS                            965,445   08/07/03
    Mexico         SX                                   496,192   03/22/05
    Mexico         SX                                   496,195   03/22/05
    India          SX                               Application


                                                                            11


                        Trademark and/or
    Country                Trade Name              Registration   Expiration
    -------             ----------------           ------------   ----------
    US             ULTRASHIELD                      Application
    US             VANGUARD                           1,827,219   03/22/04
    /TABLE

                         TECHNOLOGY LICENSING AGREEMENTS


    [CAPTION]

    Parties                       Description
    -------                       -----------


    ESSEX GROUP, INC.             Patent license for technology relating to
    American Telephone and        coaxial cables and land lines
    Telegraph Co.

    ESSEX GROUP, INC.             Cross license for intellectual property
    Aismalibar S.A.               rights.

    ESSEX GROUP, INC.             Agreement concerning intellectual property
    Cablec Corporation            concerning transmission, distribution,
                                  power and control cable.

    ESSEX GROUP, INC.             Agreement concerning intellectual property
    Chrysler Corporation          relating to products used in the
                                  manufacture of or in motor vehicles.

    ESSEX GROUP, INC.             Agreement for technology relating to magnet
    Femco Magnet Wire             wire.
    Corporation

    ESSEX GROUP, INC.             Agreement concerning intellectual property
    Ford Motor Company            relating to products used in the
                                  manufacture of or in motor vehicles.

    ESSEX GROUP, INC.             Patent license for technology relating to
    Groggins Plastic, Inc.        spools and lifting handles.

    ESSEX GROUP, INC.             Cross license for intellectual property
    Insulation Systems and        rights.
    Machines, Ltd.

    ESSEX GROUP, INC.             Cross license for intellectual property
    Isola Essex A.G.              rights.

    ESSEX GROUP, INC.             Agreement for technology concerning
    Windings, Inc.                fabricating of packages and/or Reelex
                                  Machines.

    ESSEX GROUP, INC.             Cross licenses for patents relating to
    Southwire Company             shaft furnaces for melting copper and to
                                  apparatus for converting copper into copper
                                  bar and rod.
    /TABLE

                               PENDING APPLICATIONS


    [CAPTION]

      Country                               Serial No.          Filing Date
      -------                               ----------          -----------
        US                                  08/317506           10/03/94
        US                                  08/261546           06/17/94
        US                                  08/557513           11/14/95
    /TABLE

                              Intellectual Property
                           Triangle Wire & Cable, Inc.

    (a)
    1. Master Lease Agreement No. 137815 dated as of February 16, 1995 between Computer Sales International, Inc. and Triangle Wire & Cable, Inc.

    2. Master Lease Agreement No. 050394A between EMC Corporation and Triangle Wire & Cable, Inc., dated June 3, 1994.

          Assignment of Master Lease Agreement between EMC Corporation and Triangle Wire & Cable, Inc. and Supplement No. 3 thereto from EMC Corporation to MetLife Capital, dated April 25, 1996.

    3. Software License Agreement between EMC Corporation and Triangle Wire & Cable, Inc., dated March 28, 1996.

    4. Master Agreement dated September 7, 1995 between ADVANCED BusinessLink Corporation and Triangle Wire & Cable, Inc.

    5. Master Communication Services Agreement No. 1 between Cylix Communications Corporation and Triangle Wire and Cable, Inc., dated June 7, 1994.

    6. Software License Agreement between The Summit Group, Inc. and Triangle Wire & Cable, Inc. dated December 29, 1995.

    7. Master License Agreement between Advance BusinessLink and Triangle Wire & Cable, Inc., and SubAgreement Customer Care Program dated September 5, 1995.

    8. Software License Agreement between Allen Systems Group, Inc. and Triangle Wire & Cable, Inc., dated June 12, 1995

    9. Term Software License Agreement between Sterling Software and Triangle Wire & Cable, Inc., dated April 29, 1994.

    10. Software License Agreement between QCC and Triangle Wire & Cable, Inc., and Addendum to QCC Software License Agreement between QCC, Inc. and Triangle Wire & Cable, Inc., dated October 31, 1995.

    11. Term Lease Master Agreement between IBM Credit Corporation and Triangle Wire & Cable, Inc. with Term Lease Supplement thereto, dated December 21, 1995.

    12. License Agreement No. L950404 between RICOMM Systems, Inc. and Triangle Wire & Cable, Inc., dated May 5, 1995.

    13. Nonexclusive License between Triangle Wire & Cable, Inc. and Lawson Associates, Inc. regarding General Accounting Software III (General Ledger/Report Writer/Accounts Payable/Payroll/Personnel/Fixed
          Assets).

    14. Program Products License Agreement between Herbert Friedman & Associates, Inc. and Triangle PWC, dated December 19, 1990.

    15. Invoice No. 28728 dated May 22, 1996 from hawkeye Information Systems, Inc. to Triangle Wire & Cable, Inc. for the purchase of Pathfinder Services Pathfinder Programmer Documentation Utility.

    16. Maintenance Information sheet from Prodata Computer Services, Inc. regarding maintenance for DBU 4.1 (Database Utility).

    17. Software License Agreement between Triangle Wire & Cable, Inc. and ShowCase Corporation regarding purchase of ShowCase Vista Pro Software with 10 concurrent users.

    18. Agreement dated October 6, 1993 between Triangle Wire & Cable, Inc. and, by assignment from the Dow Chemical Company effective April 1, 1996, DuPont Dow Elastomers, L.L.C. regarding end use applications of Samples.

    19. Agreement dated March 17, 1994 between Triangle Wire & Cable, Inc. and Cobra Wire & Cable, Inc. to develop new product.

    20.   Agreement dated June 17, 1996 between Triangle Wire & Cable, Inc.
                and DuPont Dow Elastomers regarding evaluation of polymers.

    21.   MBA License Agreement relating to Job Scheduler software.

                                    Intellectual Property

    (a)
    Patents

    [CAPTION]

     Patent No.             Issue Date          Title
      --------              ----------          -----------
      4,606,311             08/19/86            Fuel Injection Cleaning
                                                System and Apparatus
      4,542,335             09/17/85            Electronic Control Circuit
                                                systems Analyzer
      4,520,773             06/04/84            Fuel Injection Cleaning
                                                and Testing System and
                                                Apparatus
      4,265,283             05/05/81            Work Bench Structure
      4,029,234             06/14/77            Plastic Hinge Construction
      3,793,160             02/19/74            Method for Forming Case
                                                Hardened Metals by
                                                Electrolysis
      3,637,030             01/25/72            Case-Hardened Metals
      4,319,800             03/16/82            Barrier for Molded Female
                                                Power cord Connector
                                                Bodies
      3,668,602             06/06/72            Portable Safety Lamp
                                                Structure
      3,832,666             08/27/74            Electric Fuse
      3,940,228             02/24/76            Telephone Cord mundrel end
                                                retainer
      3,945,708             03/23/76            Electrical connector with
                                                premold
      3,998,517             12/21/76            Multiple outlet electrical
                                                connector
      4,386,813             06/07/83            Current tap ground contact
      4,861,288             08/29/89            Electrical cordset
      3,346,887             10/17/67            Sanitary Drain System
                                                Method and fittings
                                                therefor
      3,293,337             12/20/66            Apparatus and Method for
                                                Filling a Void with a
                                                Resinous Foan
      3,287,885             11/29/66            Air Separator for Drain
                                                Pipes
      3,211,818             10/12/65            Extruder and Method
      3,166,441             1/19/65             Machine for Color Coding
                                                Strands
      3,166,440             1/19/65             Apparatus for Coating
                                                Elongated Bodies
      3,105,653             10/1/63             Coil Former
      3,634,145             1/11/72             Case-Hardened Metals
      4,861,288             8/29/89             Electrical Cordset
       830,106              1969                Current Tap with Ground
      (Canada)
       802,440              1968                Appliance Connector
      (Canada)


                                                                            17


     Patent No.             Issue Date          Title
      --------              ----------          -----------
       938,689              1973                Portable Safety Lamp
      (Canada)                                  Structure
       Grantee                                  Licensed Item
       The Dow                                  Patent No. 4,861,288
      Chemical                                  (Electrical cordset)
       Company
    /TABLE

                              Intellectual Property
                              Trademark Registration

    Date: 05/29/96                      Status Report                 Page: 1
    Time: 14:03:23
                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    Canada            POWERFLEX         779427            454023
                                        04/04/95          02/09/96

    Status: Registered
    Renewal Due: 02/09/11
    Goods:
          ELECTRICAL WIRE AND CABLE
    -----------------------------------------------------------------------
    Canada            POWERFLEX 90      782161
                                        05/08/95

    Status: Pending
    Action Due: RESPONSE    Due Date: 02/06/96
    Goods:
          ELECTRICAL WIRE AND CABLE.

    Remarks: RESPONSE TO OFFICE ACTION FILED 6FEB96.  AWAITING NOTICE OF
    ALLOWANCE.
    -----------------------------------------------------------------------
    Canada            ROYAL             782160
                                        05/08/95

    Status: Pending
    Action Due: RESPONSE    Due Date: 07/27/96
    Goods:
          ELECTRICAL WIRE AND CABLE.

    Remarks: EXAMINED (ASSOCIATES' 18OCT95 LETTER); AWAIT EXPUNCTION OF CITED MARK; RESPONSE DUE 27JUL96. FILE SENT TO CEJ 14MAY96.
    -----------------------------------------------------------------------
    United States     A-Z               034707
                                        12/20/95

    Status: Pending
    Intent to Use: no
    Classes: 9
    Goods:
          ELECTRICAL WIRE AND CABLE.

    Remarks: AWAITING EXAMINATION.
    -----------------------------------------------------------------------


                                                                            19


    Date: 05/29/96                      Status Report                 Page: 2
    Time: 14:03:24
                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    United States     AMERICAN COPPER   204317            1780915
                      PRODUCTS CORP.    09/17/91          07/06/93

    Status: Registered
    Renewal Due: 07/06/03
    Affidavit Due: 07/06/99       Filed: no
    Classes: 9
    Goods:
          ELECTRIC CABLE
    -----------------------------------------------------------------------
    United States     AMERICAN METAL    204472            1727222
                       MOULDING ...*    09/17/91          10/27/92

    Status: Registered
    Renewal Due: 10/27/02
    Affidavit Due: 10/27/98       Filed: no
    Classes: 9
    Goods:
          ELECTRICAL CABLE.
          *
          COMPLETE MARK: AMERICAN METAL MOULDING COMPANY
    -----------------------------------------------------------------------
    United States     ARMA GARD         140067            1119935
                                        09/06/77          06/12/79

    Status: Registered
    Renewal Date: 06/12/99
    Affidavit Due: 06/12/85       Filed: Yes
    Classes:  9
    Goods:
          INSULATED ELECTRICAL CABLE AND WIRE.
    -----------------------------------------------------------------------
    United States     COBRA             375989            920113
                                        11/13/70          09/14/71

    Status: Renewed
    Renewal Due: 9/14/01
    Affidavit Due: 09/14/77
    Classes: 9
    Goods:
          ELECTRICAL WIRE AND CABLE.
    -----------------------------------------------------------------------


                                                                            20


    Date: 05/29/96                      Status Report                 Page: 3
    Time: 14:03:25
                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    United States     CONTRACTOR POWER  075464            1736311
                                        07/05/90          01/12/93

    Status: Registered
    Renewal Due: 01/12/03
    Affidavit Due: 01/12/99       Filed: no
    Classes: 9
    Goods:
          ELECTRIC POWER CORDS.
    -----------------------------------------------------------------------
    United States     CROWN DESIGN      679492            1965739
                                        05/23/95          04/02/96

    Status: Registered
    Renewal Due: 04/02/06
    Affidavit Due: 04/02/02       Filed: no
    Classes: 9
    Goods:
          ELECTRICAL WIRE AND CABLE.
    -----------------------------------------------------------------------
    United States     DOUBLE CROWN      679491            1965738
                      DESIGN            05/23/95          04/02/96

    Status: Registered
    Renewal Date: 04/02/06
    Affidavit Due: 04/02/02       Filed: No
    Classes:  9
    Goods:
          ELECTRICAL WIRE AND CABLE.
    -----------------------------------------------------------------------
    United States     E-Z DO            769145            1594939
                                        12/09/88          05/08/90

    Status: Registered
    Renewal Due: 05/08/00
    Affidavit Due: 05/08/96       Filed: yes
    Classes: 9
    Goods:
          ELECTRIC CABLE.

    Remarks: AFFIDAVIT OF USE FILED 4MAR96; AWAITING NOTICE OF ACCEPTANCE. -----------------------------------------------------------------------


                                                                            21


    Date: 05/29/96                      Status Report                 Page: 4
    Time: 14:03:27
                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    United States     E-Z-C             452739            1305793
                                        11/14/83          11/20/84

    Status: Registered
    Renewal Due: 11/20/04
    Affidavit Due: 11/20/90       Filed: yes
    Classes: 9
    Goods:
          ELECTRIC CABLE.
    -----------------------------------------------------------------------
    United States     EVERENE           276716            865248
                                        07/24/67          02/25/69

    Status: Renewed
    Renewal Due: 02/25/99
    Affidavit Due: 02/25/75       Filed: yes
    Classes: 9
    Goods:
          INSULATED ELECTRICAL CONDUCTORS.
    -----------------------------------------------------------------------
    United States     EZC EXTRA         613877            1480522
                                        08/08/86          03/15/88

    Status: Registered
    Renewal Date: 03/15/08
    Affidavit Due: 03/15/94       Filed: yes
    Classes:  9
    Goods:
          ELECTRICAL POWER CORD.
    -----------------------------------------------------------------------
    United States     N-A               227956            814368
                                        09/16/65          09/06/66

    Status: Renewed
    Renewal Due: 09/06/06
    Affidavit Due: 09/06/72       Filed: yes
    Classes: 9
    Goods:
          ELECTRICAL CONDUCTORS AND CABLES.
    -----------------------------------------------------------------------


                                                                            22


    Date: 05/29/96                      Status Report                 Page: 5
    Time: 14:03:28

                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    United States     NATC              634599            1450518
                                        12/10/86          08/04/87

    Status: Registered
    Renewal Due: 08/04/07
    Affidavit Due: 08/04/93       Filed: yes
    Classes: 9
    Goods:
          ELECTRICAL CONDUCTORS AND CABLES.

    Remarks: SECTION 8 and 15 DECLARATION FILED BY DARBY & DARBY.
    -----------------------------------------------------------------------
    United States     POWERFLEX 105     613843            1478355
                       PLUS             08/08/86          03/01/88

    Status: Registered
    Renewal Due: 03/01/08
    Affidavit Due: 03/01/94       Filed: yes
    Classes: 9
    Goods:
          ELECTRICAL POWER CORD.
    -----------------------------------------------------------------------
    United States     POWERFLEX 90      679169            1965737
                                        05/23/95          04/02/96

    Status: Registered
    Renewal Date: 04/02/06
    Affidavit Due: 04/02/02       Filed: no
    Classes:  9
    Goods:
          ELECTRICAL WIRE AND CABLE.
    -----------------------------------------------------------------------
    United States     PRIDE THROUGH     411509            1860321
                      QUALITY           07/09/93          10/25/94

    Status: Registered
    Renewal Due: 10/25/04
    Affidavit Due: 10/25/00       Filed: no
    Classes: 9
    Goods:
          ELECTRICAL WIRE AND CABLE.
    -----------------------------------------------------------------------


                                                                            23


    Date: 05/29/96                      Status Report                 Page: 6
    Time: 14:03:29

                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    United States     PWC & DESIGN      444526            1850611
                                        10/06/93          08/23/94

    Status: Registered
    Renewal Due: 08/23/04
    Affidavit Due: 08/23/00       Filed: no
    Classes: 9
    Goods:
          ELECTRICAL WIRE, CABLE AND CORD SETS.
    -----------------------------------------------------------------------
    United States     QUAD-RATED        325817            908468
                                        04/29/69          02/23/71

    Status: Renewed
    Renewal Due: 02/23/01
    Affidavit Due: 02/23/77       Filed: yes
    Classes: 9
    Goods:
          ELECTRICAL WIRE.
    -----------------------------------------------------------------------
    United States     QUADRUPLE CROWN   679166            1965734
                      DESIGN            05/23/95          04/02/96

    Status: Registered
    Renewal Date: 04/02/06
    Affidavit Due: 04/02/02       Filed: no
    Classes:  9
    Goods:
          ELECTRICAL WIRE AND CABLE.
    -----------------------------------------------------------------------
    United States     QUINTUPLE CROWN   679168            1965736
                      DESIGN            05/23/95          04/02/96

    Status: Registered
    Renewal Due: 04/02/06
    Affidavit Due: 04/02/02       Filed: no
    Classes: 9
    Goods:
          ELECTRICAL WIRE AND CABLE.
    -----------------------------------------------------------------------


                                                                            24


    Date: 05/29/96                      Status Report                 Page: 7
    Time: 14:03:30

                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    United States     ROYAL             235674            837470
                                        01/03/66          10/24/67

    Status: Renewed
    Renewal Due: 10/24/07
    Affidavit Due: 10/24/73       Filed: yes
    Classes: 9
    Goods:
          ELECTRICAL WIRE AND CABLE, FUSES AND WIRING DEVICES.
    -----------------------------------------------------------------------
    United States     ROYAL AND DESIGN  392267            1931948
                                        05/18/93          10/31/95

    Status: Registered
    Renewal Due: 10/31/05
    Affidavit Due: 10/31/01       Filed: no
    Classes: 9
    Goods:
          COPPER WIRE AND CABLE PRODUCTS, NAMELY, PORTABLE CORDS, POWER AND CONTROL CABLES, BUILDING WIRE-APPLIANCE WIRE, CORD SETS, RETRACTILE CORDS AND INDUSTRIAL CABLES.
    -----------------------------------------------------------------------
    United States     ROYAL ELECTRIC    392734            1824265
                      AND DESIGN        05/18/93          03/01/94

    Status: Registered
    Renewal Date: 03/01/04
    Affidavit Due: 03/01/00       Filed: no
    Classes:  9
    Goods:
          COPPER WIRE AND CABLE PRODUCTS; NAMELY, PORTABLE CORDS, POWER AND CONTROL CABLES, BUILDING WIRE-APPLIANCE WIRE, CORD SETS, RETRACTILE CORDS AND INDUSTRIAL CABLES.
    -----------------------------------------------------------------------
    United States     ROYALOK           623681            605038
                                        01/16/52          04/26/55

    Status: Renewed
    Renewal Due: 04/26/05
    Affidavit Due: 04/26/61       Filed: yes
    Classes: 9
    Goods:
          ELECTRICAL RECEPTACLES, CAPS, CONNECTORS, PLUGS AND SOCKETS. -----------------------------------------------------------------------


                                                                            25


    Date: 05/29/96                      Status Report                 Page: 8
    Time: 14:03:32

                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    United States     SDN               066491            1038746
                                        10/20/75          05/04/76

    Status: Registered
    Renewal Due: 05/04/96
    Affidavit Due: 05/04/82       Filed: yes
    Classes: 9
    Goods:
          ELECTRICAL WIRE AND CABLE.

    Remarks:    APPLICATION TO RENEW FILED 4MAR96; AWAITING CERTIFICATE OF
                RENEWAL.
    -----------------------------------------------------------------------
    United States     SDT               252373            1195561
                                        03/03/80          05/18/82

    Status: Registered
    Renewal Due: 05/18/02
    Affidavit Due: 05/18/88       Filed: yes
    Classes: 9
    Goods:
          ELECTRICAL CABLE.
    -----------------------------------------------------------------------
    United States     TEMPRACORD        310338            1191603
                                        05/14/81          03/09/82

    Status: Registered
    Renewal Date: 03/09/02
    Affidavit Due: 03/09/88       Filed: yes
    Classes:  9
    Goods:
          FLEXIBLE ELECTRICAL CORDS AND WIRES.
    -----------------------------------------------------------------------
    United States     THERMACURE        130052            1089623
                                        06/13/77          04/18/78

    Status: Registered
    Renewal Due: 04/18/98
    Affidavit Due: 04/18/84       Filed: yes
    Classes: 9
    Goods:
          PLASTIC COATED ELECTRICAL CONDUIT AND WIRE, FLAME AND HEAT RESISTANT CABLES.
    -----------------------------------------------------------------------


                                                                            26


    Date: 05/29/96                      Status Report                 Page: 9
    Time: 14:03:33

                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    United States     THERMO-TRIEX      104962            717481
                                        09/21/60          06/27/61

    Status: Renewed
    Renewal Due: 06/27/01
    Affidavit Due: 06/27/67       Filed: yes
    Classes: 9
    Goods:
          NON-METALLIC SHEATHED ELECTRIC CABLE.
    -----------------------------------------------------------------------
    United States     TRIANGLE AND      680570            1484145
                       DESIGN           08/25/87          04/12/88

    Status: Registered
    Renewal Due: 04/12/08
    Affidavit Due: 04/12/94       Filed: yes
    Classes: 9
    Goods:
          ELECTRIC WIRE, CABLE AND CONDUIT.
    -----------------------------------------------------------------------
    United States     TRIANGLE DESIGN   833117            1638209
                                        10/23/89          03/19/91

    Status: Registered
    Renewal Date: 03/19/01
    Affidavit Due: 03/19/97       Filed: no
    Classes:  9
    Goods:
          CL. 9: ELECTRICAL WIRE AND CABLE OF VARIOUS TYPES AND SIZES AND ELECTRICAL CONDUIT. CL.35: BUSINESS SERVICES CONSISTING OF PROVIDING CORPORATE MANAGEMENT SERVICES AND ACCOUNTING SERVICES. CL. 36 FINANCIAL ANALYSIS AND CONSULTING SERVICES, EMPLOYEE BENEFIT CONSULTING SERVICES.
          GOODS DELETED IN CL. 35 (AS OF 24SEP91): AND CORPORATE ACQUISITIONS AND DIVESTITURES CONSULTING SERVICES.
    -----------------------------------------------------------------------
    United States     TRIEX             034704
                                        12/20/95

    Status: Pending
    Intent to Use: no
    Classes: 9
    Goods:
          ELECTRICAL WIRE AND CABLE.

    Remarks: AWAITING EXAMINATION.
    -----------------------------------------------------------------------


                                                                            27


    Date: 05/29/96                      Status Report                 Page: 10
    Time: 14:03:34

                       Client: Triangle Wire & Cable, Inc.
    Country           Mark              Application       Registration
                                        Number/Date       Number/Date
    ------------------------------------------------------------------------
    United States     TRIPLE CROWN      679167            1965735
                      DESIGN            05/23/95          04/02/96

    Status: Registered
    Renewal Due: 04/02/06
    Affidavit Due: 04/02/02       Filed: no
    Classes: 9
    Goods:
          ELECTRICAL WIRE AND CABLE.
    -----------------------------------------------------------------------
    United States     ULTIMA            477148            1865679
                                        01/07/94          12/06/94

    Status: Registered
    Renewal Due: 12/06/04
    Affidavit Due: 12/06/00       Filed: no
    Classes: 9
    Goods:
          PORTABLE ELECTRICAL CORDS.
    -----------------------------------------------------------------------
    United States     X-50              166596            775616
                                        04/11/63          08/25/64

    Status: Renewed
    Renewal Due: 08/25/04
    Affidavit Due: 08/25/70       Filed: yes
    Classes:  6
    Goods:
          HEAT INSULATED CONDUIT.
    -----------------------------------------------------------------------


                                                                            28


    2.    Copyright protection

    2.1   ITT Royal Electric: wide world of wire and cable & 2 other titles.
                Copyright assignment.
                Party of the first: Royal Electric, Inc.
                Party of the second: Royal Wire & Cable, Inc.
                Type of document: assignment of copyright
                Date of execution: 071891
                Date of recordation: 012292
                Microfilm: V002722P497

    2.2   ITT Royal Electric: wide world of wire and cable & 1 other title.
                Certificate of amendment to certificate of incorporation of
                  Royal Technologies
                USA, Inc.
                Party of the first: Royal Technologies USA, Inc., changed to
                  Royal Electric, Inc.
                Type of document: assignment of copyright
                Date of execution: 121488
                Dates of certification: 011392; 012092
                Date of recordation: 012292
                Microfilm: V002722P492

    2.3   The Royal Electric product catalog & reference manual.
                Class: TX (Textual Works)
                LC retrieval code: B (Monographic works of a non-dramatic
                  literary nature)
                Status: Registered
                Registration number: TX3007846
                Date of registration: 011891
                Date of creation: 1990
                Date of publication: 022090
                Author: Royal Electric, Inc.
                Owner: Royal Electric, Inc.
                Registration deposit: lv.


                                                                            29




    (b)

    1. Patent Collateral Assignment and Security Agreement dated March 24, 1994 between Triangle Wire and Cable Inc. and Congress Financial Corporation.

    2. Trademark Collateral Assignment and Security Agreement dated March 25, 1994 between Triangle Wire & Cable, Inc. and Congress Financial Corporation.

    3. License Agreement between Triangle Wire & Cable, Inc. and the Dow Chemical Company relating to Patent No. 4,861,288 (electrical cordset).


                                                                 Schedule 4.16


                                   SUBSIDIARIES


                  Direct Subsidiaries of BCP/Essex Holdings Inc.
                  ----------------------------------------------

    Essex Group, Inc., a Michigan corporation (the "Company")


                        Direct Subsidiaries of the Company
                        ----------------------------------

    Diamond Wire & Cable Co.
    Essex Group Export Inc.
    Essex International, Inc.
    US Samica Corporation
    SX Mauritius Holding, Inc. (Foreign)


         Dormant Subsidiaries (each a direct subsidiary of the Company):
          --------------------------------------------------------------

    Essex Group, Inc., a Delaware corporation
    Essex Group Mexico Inc.
    Essex Group Mexico, S.A. de C.V.
    Essex Wire Corporation


                          Non-Wholly Owned Subsidiaries:
                           ----------------------------

    Interstate Industries Holdings Inc. (80% directly owned by the Company) Interstate Industries, Inc. (100% directly owned by Interstate Industries Holdings Inc. and 80% indirectly owned by the Company)


                                                              Schedule 4.20(b)

                             UCC Filing Jurisdictions
                              ----------------------

                        List of Debtors and Jurisdictions
                          for UCC-1 Financing Statements


    BCP/Essex Holdings Inc.

          Indiana, Secretary of State

    Essex Group, Inc. (Michigan corporation)

          United States
                Alabama, Secretary of State
                Arizona, Secretary of State
                Arkansas, Secretary of State
                Arkansas, Clay County
                Arkansas, Cleburne County
                Arkansas, Craighead County
                California, Secretary of State
                Colorado, Secretary of State
                Connecticut, Secretary of State
                Florida, Secretary of State
                Georgia, Carroll County
                Georgia, Clayton County
                Georgia, DeKalb County
                Georgia, Fulton County
                Georgia, Gwinett County
                Illinois, Secretary of State
                Indiana, Secretary of State
                Indiana, Allen County
                Indiana, Grant County
                Indiana, Johnson County
                Indiana, Knox County
                Indiana, Noble County
                Indiana, Orange County
                Indiana, Tippecanoe County
                Indiana, Whitley County
                Kansas, Secretary of State
                Kentucky, Secretary of State
                Louisiana, Jefferson Parish
                Louisiana, Plaquemines Central Registry
                Massachusetts, Secretary of State
                Massachusetts, Town of Braintree
                Massachusetts, Town of Tewksbury
                Michigan, Secretary of State
                Minnesota, Secretary of State
                Missouri, Secretary of State
                Missouri, Clay County
                Missouri, City of St. Louis (City Register)
                Missouri, Dunklin County
                Missouri, Howell County
                Missouri, Laclede County
                Missouri, Scott County
                New Hampshire, Secretary of State
                New Hampshire, Rockingham County
                New Jersey, Secretary of State


                                                                             2



                New York, Secretary of State
                New York, Chenango County
                New York, Erie County
                New York, Madison County
                New York, Oneida County
                New York, Onondaga County
                North Carolina, Secretary of State
                North Carolina, Guilford County
                North Carolina, Mecklenberg County
                Ohio, Secretary of State
                Ohio, Cuyahoga County
                Ohio, Franklin County
                Ohio, Hamilton County
                Ohio, Seneca County
                Oklahoma, Oklahoma County
                Oregon, Secretary of State
                Pennsylvania, Secretary of State
                Pennsylvania, Allegheny County
                Pennsylvania, Bucks County
                Pennsylvania, Butler County
                Pennsylvania, Chester County
                Pennsylvania, Delaware County
                Pennsylvania, Luzerne County
                Pennsylvania, Philadelphia County
                Rhode Island, Secretary of State
                South Carolina, Secretary of State
                Tennessee, Secretary of State
                Texas, Secretary of State
                Utah, Secretary of State
                Virginia, Secretary of State
                Virgina, Independence City - Seat of Henrico County Virginia, Norfolk City County
                Virginia, Tazewall County
                Virginia, Washington County
                Washington, Secretary of State
                Wisconsin, Secretary of State

    Essex Group, Inc. (Michigan corporation)

          Canada
                British Columbia, Delta
                Manitoba, Winnipeg
                Ontario, Mississauga
                Quebec, Saint Laurent

    Diamond Wire & Cable Co.

                Indiana, Secretary of State
                Indiana, Allen County

    Essex Group Export Inc.

                Indiana, Secretary of State
                Indiana, Allen County

    Essex International, Inc.


                                                                             3



          United States
                Indiana, Secretary of State
                Indiana, Allen County

          Canada
                Ontario, Mississauga

    U.S. Samica Corporation

                Indiana, Secretary of State
                Indiana, Allen County
                South Dakota, Secretary of State
                South Dakota, Custer County
                Vermont, Secretary of State
                Vermont, Rutland County

    Interstate Industries Holdings Inc.

                Mississippi, Secretary of State
                Mississippi, Attala County

    Interstate Industries, Inc.

                Mississippi, Secretary of State
                Mississippi, Attala County


                                                                             4





                        List of Debtors and Jurisdictions
                          for UCC-2 Financing Statements


    Essex Group, Inc. (Michigan corporation)

                Indiana, Allen County
                Indiana, Grant County
                Indiana, Johnson County
                Indiana, Knox County
                Indiana, Noble County
                Indiana, Orange County
                Indiana, Tippecanoe County
                Indiana, Whitley County


                                                              Schedule 4.20(c)


                      List of Mortgage Filing Jurisdictions


                      -     Columbia City, Indiana
                      -     Fort Wayne, Indiana
                      -     Jonesboro, Indiana
                      -     Vincennes, Indiana
                      -     Franklin, Indiana
                      -     Kendallville, Indiana
                      -     Marion, Indiana
                      -     Lafayette, Indiana
                      -     Orleans, Indiana
                      -     Pana, Illinois
                      -     Rockford, Illinois
                      -     Anaheim, California
                      -     Lithonia, Georgia
                      -     Tiffin, Ohio
                      -     Hoisington, Kansas
                      -     Pauline, Kansas
                      -     Chester,  South Carolina


                                                               SCHEDULE 5.1(g)

                                  LOCAL COUNSEL




    INDIANA
    -------

    ICE MILLER DONODIO & RYAN
    One American Square
    Post Office Box 82001
    Indianapolis, IN  46282-0002
    Telephone: 317-236-2100
    Telecopier: 317-236-2219
    Attention: Tim Sullivan


    KANSAS
    ------

    BRYAN CAVE LLP
    3500 One Kansas City Place
    1200 Main Street
    Kansas City, Missouri 64105-2100
    Telephone: 816-374-3200
    Telecopier: 816-374-3300
    Attention: Thomas Kreamer


                                                               SCHEDULE 7.2(c)


                              EXISTING INDEBTEDNESS

    Triangle Capital Leases:

                      Lease Date              Amount

    EMC               June, 1994              $226,000
    EMC               January, 1995             32,000
    IBM               January, 1991              3,000
    IBM               June, 1994               516,000
    IBM               December, 1995           213,000


                                                               Schedule 7.3(f)

    [CAPTION]

                                          NAME OF         DESCRIPTION OF
     STATE and             NAME OF        SECURED           COLLATERAL
     JURISDICTION          DEBTOR          PARTY             COVERED
     ------------          -------        -------         ---------------

     Indiana, Secretary    Essex Group,   Storage         Specified Electronic
     of State              Inc.           Technology      Data Processing
                                          Corporation     Equipment

     Indiana, SOS          Essex Group,   Storage         Specified Equipment
                           Inc.           Technology
                                          Corporation

     Indiana, SOS          Essex Group,   Farmstead       Specified Telephone
                           Inc.           Telephone       system
                                          Group, Inc.
                                          d/b/a
                                          Farmstead
                                          Leasing
     Indiana, SOS          Essex Group,   Farmstead       Specified Telephone
                           Inc            Telephone       system
                                          Group, Inc.
                                          d/b/a
                                          Farmstead
                                          Leasing

     Indiana, SOS          Essex Group,   Fleet Credit    Specified Farm
                           Inc.           Corporation     Machinery
     Indiana, SOS          Essex Group,   BF Goodrich     Specified Consigned
                           Inc.           Company         Goods (Geon Resins)

     Indiana, SOS          Essex Group,   AT&T Credit     Specified
                           Inc.           Corporation     Telecommunications
                                                          Equipment

     Indiana, SOS          Essex Group,   AT&T Credit     Specified System
                           Inc.           Corporation     Equipment and Wiring
     Indiana, SOS          Essex Group,   AT&T Credit     Specified System
                           Inc.           Corporation     Equipment and Wiring

     Indiana, SOS          Essex Group,   AT&T Credit     Specified
                           Inc.           Corporation     Telecommunications
                                                          Equipment
     Indiana, SOS          Essex Group,   Indiana         Various Assets
                           Inc.           Corporate
                                          Federal
                                          Credit Union

     Indiana, SOS          Essex Group,   First Fleet     Specified Vehicles
                           Inc.           Corporation

     Indiana, SOS          Essex Group,   General         Stocks of Copper
                           Inc.           Electric
                                          Company


                                                                             2



                                          NAME OF         DESCRIPTION OF
     STATE and             NAME OF        SECURED           COLLATERAL
     JURISDICTION          DEBTOR          PARTY             COVERED
     ------------          -------        -------         ---------------

     Indiana, SOS          Essex Group,   AT&T Credit     Specified
                           Inc.           Corporation     Telecommunications
                                                          Equipment
     Indiana, SOS          Essex Group,   First Fleet     Specified Vehicles
                           Inc.           Corporation

     Indiana, SOS          Essex Group,   AT&T Credit     Specified
                           Inc.           Corporation     Telecommunications
                                                          Equipment

     Indiana, SOS          Essex Group,   Fleet Credit    Various Assets
                           Inc.           Corporation
     Indiana, SOS          Essex Group,   Pitney Bowes    Specified Farm
                           Inc.           Credit          Equipment
                                          Corporation

     Indiana, SOS          Essex Group,   Pitney Bowes    Specified
                           Inc.           Credit          Telephone/Radio System
                                          Corporation
     Indiana, SOS          Essex Group,   Meridian        Specified Computer
                           Inc.           Leasing         Equipment
                                          Corporation

     Indiana, SOS          Essex Group,   Meridian        Specified Computer
                           Inc.           Leasing         Equipment
                                          Corporation

     Indiana, SOS          Essex Group,   Meridian        Specified Computer
                           Inc.           Leasing         Equipment
                                          Corporation
     Indiana, SOS          Essex Group,   Pitney Bowes    Not Listed
                           Inc.           Credit
                                          Corporation

     Indiana, SOS          Essex Group,   Pitney Bowes    Specified Paging
                           Inc.           Credit          Equipment
                                          Corporation
     Tennessee,            Essex Group,   Canon           Specific Photocopying
     Secretary of State    Inc.           Financial       Equipment
                                          Services,
                                          Inc.

     Texas, SOS            Essex Group,   Farmstead       Specified Telephone
                           Inc.           Telephone       System
                                          Group, Inc.
                                          d/b/a
                                          Farmstead
                                          Leasing


                                                                             3



                                          NAME OF         DESCRIPTION OF
     STATE and             NAME OF        SECURED           COLLATERAL
     JURISDICTION          DEBTOR          PARTY             COVERED
     ------------          -------        -------         ---------------

     Texas, SOS            Essex Group,   Farmstead       Collateral of above
                           Inc.           Telephone       assigned to Chancellor
                                          Group, Inc.     Asset Corporation
                                          d/b/a
                                          Farmstead
                                          Leasing
     Texas, SOS            Essex Group,   El Paso Ford    Not Listed
                           Inc.           New Holland

     Illinois, SOS         Essex Group,   IBM Credit      Specified Office
                           Inc.           Corporation     Equipment

     Illinois, SOS         Essex Group,   Lexington       Specified Office
                           Inc.           Capital         equipment
                                          Corporation
     Illinois, SOS         Essex Group,   AT&T Credit     Specific
                           Inc.           Corporation     Telecommunications
                                                          Equipment

     California, SOS       Essex Group,   BF Goodrich     Specified Consigned
                           Inc.           Company-Geon    Goods (Geon Resin)
                                          Vinyl
                                          Division
     California, SOS       Essex Group,   Farmstead       Specified Telephone
                           Inc.           Telephone       System
                                          Group, Inc.
                                          d/b/a
                                          Farmstead
                                          Leasing

     California, SOS       Essex Group,   Farmstead       above collateral
                           Inc.           Telephone       assigned to Chancellor
                                          Group, Inc.     Asset Corporation
                                          d/b/a
                                          Farmstead
                                          Leasing

     Indiana, Allen        Essex Group,   Meridian        Specified Computer
     County                Inc.           Leasing         Equipment
                                          Corporation
     Indiana, Allen        Essex Group,   Meridian        Specified Computer
     County                Inc.           Leasing         Equipment
                                          Corporation

     Indiana, Allen        Essex Group,   Meridian        Specified Computer
     County                Inc.           Leasing         Equipment
                                          Corporation
     Indiana, Allen        Essex Group,   Fleet Credit    Various Assets
     County                Inc.           Corporation


                                                                             4



                                          NAME OF         DESCRIPTION OF
     STATE and             NAME OF        SECURED           COLLATERAL
     JURISDICTION          DEBTOR          PARTY             COVERED
     ------------          -------        -------         ---------------

     Indiana, Allen        Essex Group,   First Fleet     Specified Farm
     County                Inc.           Corporation     Vehicles
     Indiana, Allen        Essex Group,   AT&T Credit     Specific
     County                Inc.           Corporation     Telecommunications
                                                          Equipment

     Indiana, Allen        Essex Group,   AT&T Credit     Specific Systems
     County                Inc.           Corporation     Equipment and Wiring

     Indiana, Allen        Essex Group,   AT&T Credit     Specific Systems
     County                Inc.           Corporation     Equipment and Wiring
     Indiana, Allen        Essex Group,   AT&T Credit     Specified
     County                Inc.           Corporation     Telecommunications
                                                          Equipment

     Indiana, Allen        Essex Group,   Farmstead       Assignment of
     County                Inc.           Telephone       collateral to
                                          Group, Inc.     Chancellor Asset
                                          d/b/a           Corporation
                                          Farmstead
                                          Leasing
     Indiana, Allen        Essex Group,   Farmstead       Specified Telephone
     County                Inc.           Telephone       System
                                          Group, Inc.
                                          d/b/a
                                          Farmstead
                                          Leasing

     Indiana, Allen        Essex Group,   Farmstead       Specified Telephone
     County                Inc.           Telephone       System
                                          Group, Inc.
                                          d/b/a
                                          Farmstead
                                          Leasing

     Indiana, Allen        Essex Group,   Farmstead       Specified Telephone
     County                Inc.           Telephone       System
                                          Group, Inc.
                                          d/b/a
                                          Farmstead
                                          Leasing
     Massachusetts,        Essex Group,   Danvers         Various Assets
     Secretary of the      Inc.           Savings Bank
     Commonwealth

     Massachusetts,        Essex Group,   Danvers         Various Assets
     Secretary of the      Inc.           Savings Bank
     Commonwealth


                                                                             5



                                          NAME OF         DESCRIPTION OF
     STATE and             NAME OF        SECURED           COLLATERAL
     JURISDICTION          DEBTOR          PARTY             COVERED
     ------------          -------        -------         ---------------

     New Hampshire,        Essex Group,   AT&T Credit     Specified
     Secretary of State    Inc.           Corporation     Telecommunications
                                                          Equipment
     Kansas, Secretary     Essex Group,   Pitney Bowes    Specified Paging
     of State              Inc.           Credit          System
                                          Corporation

     Indiana, Secretary    Essex Wire     StarBank,       Various Assets
     of State                             National
                                          Association

     Rhode Island, SOS     Triangle Wire  M & G           Specified Vehicles
     616540                & Cable        Materials
                                          Handling Co.
     Rhode Island, SOS     Triangle Wire  IBM Credit      Specified Equipment
     624197                & Cable        Corporation

     Rhode Island, SOS     Triangle Wire  IBM Credit      Specified Equipment
     646744                & Cable        Corporation
     Rhode Island, SOS     Triangle Wire  EMC             Specified Equipment
     625837                & Cable        Corporation
                                          (assigned to
                                          Romax Finance
                                          Corporation)

     Rhode Island, SOS     Triangle Wire  EMC             Specified Equipment
     635232                & Cable        Corporation
                                          (assigned to
                                          Romax Finance
                                          Corporation)

     Rhode Island, SOS     Triangle Wire  EMC             Specified Equipment
     650415                & Cable        Corporation
                                          (assigned to
                                          Metlife
                                          Capital
                                          Corporation)
     Arizona, SOS          Triangle Wire  Sanwa Leasing   Specified Computer
     709082                & Cable        Corp.           Equipment

     Arizona, SOS          Triangle PWC   Pitney Bowes    Specified Equipment
     927946                Incorporated   Credit Corp.
     Missouri, SOS         Triangle PWC   Pitney Bowes    Specified Equipment
     2270047               Inc.           Credit Corp.
    /TABLE

                                                               SCHEDULE 7.7(a)


                                 EXISTING LEASES


    Real Property Leases
    --------------------

          See Schedule 4.8

    Personal Property Leases
    ------------------------



    Lessor                              Date              Equipment
    ------                              ----              ---------
    AT&T Credit Corp                    Master Lease      Telephone System
    Pitney Bowes Credit Corporation     "    "            Machinery & Telephone Equipment
    IBM Credit Corp                     "    "            Computers and Data Systems Equip
    Fleet Credit                        Jan 1989          25 Truck Trailers
    First Fleet Credit                  Nov 1991          25 Truck Trailers
    Fleet Credit                        Nov 1988          15 Truck Tractors
    "    "                              Feb 1990          5 Truck Tractors
    "    "                              July 1993         4 Truck Tractors
    "    "                              July 1993         6 Truck Tractors
    Pitney Bowes                        Aug 1994          12 Truck Tractors
    First Fleet                         Nov 1992          30 Truck Trailers
    Fleet Credit                        Jan 1994          62 Truck Trailers
    Meridian Leasing Technology         Master Lease      Disk Drive Equip
    First Fleet                         Oct 1995          20 Truck Tractors
                                        Jan 1996          36 Truck Trailers
    Copelco                             1/30/94           Copiers
    Ikon Capital                        5/23/96           "
    "    "                              2/28/96           "
    "    "                              3/31/96           "
    "    "                              9/17/96           "
    "    "                              9/17/96           "
    "    "                              9/30/93           "
    Copelco                             1/7/93            "
    "                                   4/8/93            "
    Ikon Capital                        10/28/92          "
    "    "                              4/6/95            "
    "    "                              10/27/92          "
    "    "                              12/28/92          "
    "    "                              12/21/93          "
    Needham's Business Machines         7/21/92           "

    Triangle Personal Property Leases:
    ---------------------------------

    Pawtucket, RI:
    -------------
    Bonneville                          monthly           Market monitor
    Pitney Bowes                        2/94              Mail machine
    "    "                              5/93              6 fax machines


                                                                             2



    "    "                              2/95              2 copiers
    "    "                              12/95             1 copier
    "    "                              8/93              1 copier
    "    "                              monthly           1 UL print head
    "    "                              monthly           2 UL meters
    Amp                                 monthly           Var. Equip
    AT&T                                monthly           Phone System
    GEIS                                monthly           EDI mailbox
    Computer Sales                                        CRT/Printers
                                        5/95              Laser printers
    JBM                                 7/94              AS400
    "                                   7/94              "
    "                                   12/95             "
    "                                   12/95             "
    "                                   7/94              "
    EMC                                 3/96              AS400
    Sunguard                            monthly           Tape storage
    Forsythe                            2/95              PC equip
    Caterpillar                         8/90              1 towmotor
    "                                   9/92              21 towmotors
    "                                   9/92              1 floor sweeper
    PHH                                 1/93              1 '93 Ford Taurus
    "                                   7/95              1 '95 Ford Taurus

    Florence, AL:
    ------------
    Brask                               6/95              Trash Compactor
    Pitney Bowes                        2/94              1 mail machine
    "    "                              8/93              1 copier
    "    "                              monthly           2 UL meters
    "    "                              8/93              1 copier
    "    "                                                1 fax
    "    "                                                1 fax
    Simplex                                               Time clocks
    Yale Carolina                                         1 battery charger
    M&M                                 monthly           1 towmotor
    Yale                                8/92              1 towmotor
    "                                   12/92             1 towmotor
    "                                   10/92             1 towmotor
    "                                   12/93             1 towmotor
    "                                   8/92              1 towmotor
    "                                   10/92             1 towmotor
    "                                   10/92             1 towmotor
    Citicorp                            12/93             1 towmotor
    "                                   12/93             1 towmotor
    "                                   12/93             1 towmotor
    Caterpillar                         9/90              1 towmotor
    "                                   12/91             1 towmotor
    "                                   12/91             1 towmotor
    "                                   9/90              1 towmotor
    "                                   9/90              1 towmotor
    "                                   8/90              1 towmotor
    "                                   8/90              1 towmotor
    "                                   9/90              1 towmotor
    C&I Crane                           7/95              Trailer
    GE Capital                          12/95             Port. Bldg.


                                                                             3



    PHH                                 9/94              1 '95 Ford Taurus
    "                                   4/92              1 "92 Ford Pick-up
    AT&T                                                  Phone System
    Forsythe                            2/95              1 PC

    Phoenix, AZ:
    -----------
    Nauman Hobbs                        9/91              1 towmotor
    "    "                              11/91             1 towmotor
    Pitney Bowes                        4/93              1 fax machine
    "    "                              8/93              1 copier
    "    "                              2/94              1 postage meter
    AT&T                                monthly           Phone system
    PHH                                 9/95              1 '96 Ford Taurus
    Air Liquide                         1/96              1 Tank (liq. nitrogen)
    /TABLE

                                                                 Schedule 7.11



                             TERMS OF PREFERRED STOCK


       See attached 1992 Certificate of Designation with attached amendment


                                                                 Schedule 7.11

                              CERTIFICATE OF DESIGNATION

                                          OF

                            SERIES A CUMULATIVE REDEEMABLE
                             EXCHANGEABLE PREFERRED STOCK

                                          OF

                                BCP/ESSEX HOLDINGS INC.

                            ------------------------------

                            Pursuant to Section 151 of the

                   General Corporation Law of the State of Delaware

                            ------------------------------

          BCP/Essex Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that pursuant to authority conferred upon the Board of Directors of the Corporation by the provisions of the Restated Certificate of Incorporation of the Corporation which authorize the issuance of up to 3,100,000 shares of a class of capital stock designated as preferred stock, $0.01 par value per share (the "Preferred Stock"), the Board of Directors of the Corporation has duly designated a series of the Preferred Stock, consisting of 3,100,000 shares, to be issued in a series entitled "Series A Cumulative Redeemable Exchangeable Preferred Stock" the preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all shares of such series, in addition to those set forth in the Certificate of Incorporation of the Corporation, are as follows:

              SERIES A CUMULATIVE REDEEMABLE EXCHANGEABLE PREFERRED STOCK

          1. NUMBER OF SHARES. (a) The designation of the series of Preferred Stock provided for herein shall be "Series A Cumulative Redeemable Exchangeable Preferred Stock" (hereinafter referred to as the "Series A Preferred"), and the number of authorized shares constituting Series A Preferred is 3,100,000. Unless specifically provided to the contrary, the term Series A Preferred shall include Additional Shares (as hereinafter defined). No shares of Series A Preferred shall be issued except pursuant to the Stock Subscription Agreement (as hereinafter defined), and pursuant to Section 2 hereof.

          (b) All shares of Series A Preferred redeemed, purchased, exchanged or otherwise acquired by the Corporation shall be retired and cancelled and, upon the taking of any action required by applicable law, shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of Series A Preferred (except as Additional Shares).

          (c) The Series A Preferred shall, with respect to dividend rights, rights upon liquidation, winding up or dissolution, and redemption rights, rank (i) junior to any other class or series of Preferred Stock hereafter duly established by the Board of Directors of the Corporation in accordance herewith, the terms of which shall specifically provide that


    such series shall rank prior to the Series A Preferred as to the payment of dividends and distribution of assets upon liquidation (the "Senior Preferred Stock"), (ii) on a parity with any other class or series of Preferred Stock hereafter duly established by the Board of Directors of the Corporation in accordance herewith, the terms of which shall specifically provide that such class or series shall rank on a parity with the Series A Preferred as to the payment of dividends and distribution of assets upon liquidation (the "Parity Preferred Stock"), and (iii) prior to any other class or series of Preferred Stock or other class or series of capital stock of or other equity interests in the Corporation, including, without limitation, all classes of the common stock of the Corporation, whether now existing or hereafter created (the "Common Stock"; all of such classes or series of capital stock and other equity interests of the Corporation to which the Series A Preferred ranks prior, including, without limitation, the Common Stock, are collectively referred to herein as the "Junior Securities").

          2.  DIVIDENDS.   (a)  The Holders (as hereinafter defined) shall be
    entitled to receive, when and as declared by the Board of Directors of the Corporation, dividends on the shares of Series A Preferred, cumulative from the date of issuance of such shares, at a rate per annum of 15% of the liquidation preference thereof (that is, at a rate of $3.75 per share per annum). Dividends on the shares of Series A Preferred shall be payable in equal quarterly amounts of $0.9375 on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1992, or if any such date is not a Business Day (as hereinafter defined), on the next succeeding Business Day (each of such dates being a "Series A Dividend Payment Date"), in preference to and in priority over dividends on any Junior Securities. Such dividends shall be paid to the holders of record of the Series A Preferred at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such record date shall not be more than 60 days nor less than 10 days prior to the respective
    Series A Dividend Payment Date.   Dividends on the shares of Series A
    Preferred shall be fully cumulative and shall accrue (whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) from the initial date of issuance of shares of Series A Preferred (the "Series A Initial Issuance Date"), or, with respect to any Additional Shares, from the respective initial date of issuance thereof, in each case based on a 91 day quarter and the actual number of days elapsed.

          (b)  (i)   On the first twenty-four (24) Series A Dividend Payment
    Dates after the Series A Initial Issuance Date (the twenty-fourth (24th) of such Series A Dividend Payment Dates being called the "Final Noncash Dividend Payment Date"), any dividend on the Series A Preferred accrued and payable as provided in this Section 2 shall be payable either, as elected by the Corporation, (x) in cash or (y) by issuing a number of additional shares (or fractional shares) of the Series A Preferred (the "Additional Shares") in respect of each such share (or fractional share) of Series A Preferred then outstanding equal to the dividend then payable on each such share (or fractional share) of Series A Preferred (expressed as a dollar amount) divided by the liquidation value of one share of Series A Preferred (expressed as a dollar amount) or (z) in any combination thereof; commencing on the twenty-fifth (25th) Series A Dividend Payment Date after the Series A Initial Issuance Date, all dividends on the Series A Preferred accrued after the Final Noncash Dividend Payment Date and payable as provided in this Section 2



    (including, without limitation, Default Dividends (as hereinafter defined)) shall be payable in cash.

                (ii) If at any time dividends with respect to the shares of Series A Preferred are not declared and paid in full on any Series A Dividend Payment Date, whether in cash or Additional Shares or any combination thereof (the "Omitted Dividends"), the Series A Preferred shall accrue additional dividends as though such Omitted Dividends had been paid in Additional Shares and such Additional Shares had thereafter accrued dividends in accordance herewith (the "Default Dividends"). Such Default Dividends shall be fully cumulative (whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) and shall be deemed to constitute accrued and unpaid dividends for all purposes hereof even if such additional dividends are not specifically mentioned in any particular context.

          (c) (i) No dividend shall be declared or paid or set apart for payment, directly or indirectly, upon any Parity Preferred Stock for any period unless all accrued and unpaid dividends (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) have been or contemporaneously are declared and paid in full or as set forth in this paragraph and no cash dividends shall be declared or paid or set apart for payment, directly or indirectly, upon any Parity Preferred Stock for any period unless all accrued and unpaid dividends (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) have been or contemporaneously are declared and paid in full in cash or as set forth in this paragraph. When dividends are not paid in full, as aforesaid, upon the shares of Series A Preferred, all dividends declared on the Series A Preferred (including Default Dividends) and any series of Parity Preferred Stock shall be declared and paid either (x) pro rata so that (A) the amount of dividends so declared on Series A Preferred (including Default Dividends) and such series of Parity Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends on the shares of Series A Preferred (including Default Dividends) and such series of Parity Preferred Stock bear to each other and (B) the cash portion of dividends so declared and paid on the Series A Preferred and such series of Parity Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends on the shares of Series A Preferred (including Default Dividends) and such series of Parity Preferred Stock bear to each other, or (y) on another basis that is more favorable to the Series A Preferred. So long as any shares of Series A Preferred are outstanding, (1) except for dividends with respect to any Parity Preferred Stock declared and paid in accordance with and to the extent authorized by the previous sentence, the Corporation shall not make any distributions in cash, property, securities or otherwise with respect to any shares of Parity Preferred Stock and (2) neither the Corporation nor any of its Subsidiaries shall, directly or indirectly, reclassify, redeem, repurchase or otherwise acquire any shares of Parity Preferred Stock, in any such case for any consideration, except in each case for cash, property or securities and reclassifications, redemptions, repurchases and other acquisitions pro rata so that the amounts received on the Series A Preferred and on such series of Parity Preferred Stock, or the aggregate liquidation preferences of the reclassified, redeemed, repurchased or otherwise acquired shares of Series A Preferred and of the reclassified, redeemed, repurchased or



    otherwise acquired shares of such series of Parity Preferred Stock, shall in all cases bear to each other the same ratio that the aggregate liquidation preference plus accrued and unpaid dividends (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) of the shares of Series A Preferred and such series of Parity Preferred Stock bear to each other, or on another basis that is more favorable to the Series A Preferred.

                (ii) No dividend shall be declared or paid or set apart for payment or other distribution declared or made (in each case, other than dividends or distributions paid in Junior Securities or options, warrants or rights to subscribe for or purchase Junior Securities), directly or indirectly, upon any Junior Securities, nor shall any Junior Securities (or any options, warrants or rights to subscribe for or purchase Junior Securities) be, directly or indirectly, reclassified, redeemed, purchased or otherwise acquired by the Corporation or any of its Subsidiaries (including pursuant to a merger, consolidation or similar transaction), in any such case for any consideration (other than Junior Securities or options, warrants or rights to subscribe for or purchase Junior Securities); provided, however, that at any time which is not during a Default Period (as hereinafter defined), at which there are no accrued but unpaid dividends with respect to the Series A Preferred, and at which dividends have been paid in full in cash on the most recent Series A Dividend Payment Date, the Corporation may pay cash dividends on Junior Securities in an aggregate amount not to exceed 50% of (x) the Consolidated Net Operating Income (as hereinafter defined) of the Corporation on a cumulative basis since the beginning of the first full fiscal quarter of the Corporation with respect to which dividends on the Series A Preferred were consecutively paid in full in cash less (y) all dividends paid or payable or accrued during such period with respect to any preferred stock of the Corporation.

                (iii) Nothing contained in this Certificate of Designation shall prevent the repurchase, redemption or other acquisition by the Corporation or any of its Subsidiaries of Junior Securities (including options, warrants or rights to purchase Junior Securities) from any present or former employee or director of the Corporation or any of its Subsidiaries (or from such employee's or director's respective heirs, legatees, personal representatives, successors and permitted assigns, and permitted transferees), in connection with the death, disability or termination of employment of such employee or director, or from any employee or director who, as determined in good faith by the Board of Directors of the Corporation, is suffering from bona fide financial hardship, in each case in accordance with the terms (or on terms no less favorable to the Corporation) of the Management Agreements as in effect on the Series A Initial Issuance Date and in the circumstances contemplated by such Management Agreements; provided, however, that (A) no such repurchases may be made during a Default Period and (B) the aggregate fair market value at the time of repurchase of the consideration (other than Junior Securities or options, warrants or rights to purchase Junior Securities) paid by the Corporation and its Subsidiaries in connection with all such repurchases shall not exceed the aggregate sum of $30,000,000 or the sum of $1O,000,000 during any twelve-month period.

          (d) Any dividend payment made on shares of Series A Preferred shall first be credited against the dividends accrued with respect to the earliest quarterly period for which dividends have not been paid.



          (e) Additional Shares shall be identical in all respects to shares of Series A Preferred and shall be treated alike (except that such Additional Shares shall be dated as of the date of issuance thereof and shall accrue dividends from such date).

          (f) All dividends paid with respect to shares of Series A Preferred pursuant to this Section 2 shall be paid pro rata to the holders entitled thereto.

          3. REDEMPTION. Shares of Series A Preferred shall be redeemable by the Corporation as provided below (with all references in this Section 3 to a redemption price per share to be adjusted proportionally in respect of fractional shares):

          (a) OPTIONAL REDEMPTION. At the option of the Corporation, shares of Series A Preferred may be redeemed at any time from and after September 30, 1995, as a whole or in part, at the redemption prices, payable in cash, equal to the percentage set forth below of the per share liquidation preference thereof for redemptions during the 12-month periods beginning on September 30 in each of the years indicated below, plus, in each case, an amount equal to accrued and unpaid dividends thereon (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) to the date fixed for redemption.

                   Year                                Percentage
                   ----                                ----------

                   1995................................. 107.5%
                   1996................................. 105.0%
                   1997................................. 102.5%
                   1998 and thereafter.................. 100.0%

          (b) CHANGE OF CONTROL AND SIMILAR TRANSACTIONS. Prior to the occurrence of a Change of Control (as hereinafter defined) the Corporation shall offer (the "Change of Control Offer") to redeem or effect the redemption of, on the Change of Control Date (as hereinafter defined), all outstanding shares of Series A Preferred at a redemption price, payable in cash, equal to the per share liquidation preference thereof, plus an amount equal to accrued and unpaid dividends (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) to the Change of Control Date.

          Subject to compliance with any then applicable requirements of any federal or state securities laws, notice of a Change of Control Offer shall be mailed by the Corporation not less than 20 Business Days before the Change of Control Date to the Holders. Such notice shall be mailed, addressed to each Holder, by overnight mail, postage prepaid, or delivered to each Holder at such Holder's address as the same appears on the stock
    transfer books of the Corporation.   Subject to compliance with any then
    applicable requirements of any federal or state securities laws, the Change of Control Offer shall remain open from the time of mailing until the Change of Control Date (and in any event not less than 20 Business
    Days). The notice, which shall govern the terms of the Change of Control Offer, shall state:





                (A) that the Change of Control Offer is being made pursuant to this Section 3(b) and that, at the election of each Holder, some or all of such Holder's shares of Series A Preferred may be redeemed pursuant to such Change of Control Offer and the provisions hereof;

                (B) the redemption price and the Change of Control Date;

                (C) that any shares of Series A Preferred not surrendered pursuant to the Change of Control Offer will remain outstanding and continue to accrue dividends;

                (D) that Holders electing to have shares of Series A Preferred redeemed pursuant to the Change of Control Offer will be required to surrender the certificates representing such shares of Series A Preferred to the Corporation at the address specified in the notice prior to the close of business on the Change of Control Date;

                (E) that Holders will be entitled to withdraw their election to have the Corporation redeem some or all of their shares of Series A Preferred if the Corporation receives, not later than the close of business on the Change of Control Date, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the number of shares of Series A Preferred the Holder of Series A Preferred delivered for redemption and a statement that such Holder is withdrawing his election to have some or all of such shares of Series A Preferred redeemed; and

                (F) that Holders whose shares of Series A Preferred are redeemed only in part will be issued new certificates representing shares of Series A Preferred equal in number to the unredeemed number of the shares of Series A Preferred surrendered.

          Notice having been given as aforesaid, and if on or before the Change of Control Date an amount in cash sufficient to redeem in full on the Change of Control Date and at the applicable redemption price, together with an amount equal to accrued and unpaid dividends (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) to such Change of Control Date, all shares of Series A Preferred validly surrendered for redemption and not withdrawn as of the Change of Control Date shall have been set apart and deposited in trust so as to be available for such purpose and only for such purpose, or shall have been paid to the Holders thereof, then effective as of the close of business on such Change of Control Date, and unless there shall be a subsequent default in the payment of the redemption price, the shares of Series A Preferred so surrendered for redemption shall cease to accrue dividends, and said shares shall no longer be deemed to be outstanding and shall, upon the taking of any action required by applicable law, have the status of authorized but unissued shares of Preferred Stock, undesignated as to series, and all rights of the Holders thereof, as such, as stockholders of the Corporation (except the right to receive from the Corporation the redemption price and an amount equal to any accrued and unpaid dividends (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) to the Change of Control Date) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the notice shall so state), such shares shall be redeemed by



    the Corporation at the redemption price as aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate of like terms and having the same date of original issuance shall be issued representing the unredeemed shares without cost to the Holder thereof.

          On the Change of Control Date, the Corporation shall accept for payment shares of Series A Preferred surrendered for redemption pursuant to the Change of Control Offer, promptly mail to the Holders of shares of Series A Preferred so accepted payment in an amount equal to the redemption price for all shares so accepted, and promptly mail to such Holders a new certificate representing a number of shares equal to any unredeemed portion of the shares of Series A Preferred surrendered.

          In the event a Change of Control shall, despite the provisions hereof, occur prior to the making of a Change of Control Offer, the Corporation shall nevertheless, immediately upon the occurrence of such a Change of Control, make a Change of Control Offer. In the event of any such Change of Control Offer, the provisions of this Section 3(b) shall apply, provided that such Change of Control Offer shall commence, and notice thereof shall be given in accordance herewith, immediately upon such Change of Control and such Change of Control Offer shall remain open for at least 20 Business Days after such notice.

          Notwithstanding the foregoing provision of this paragraph (b), in lieu of the Corporation making a Change of Control Offer, the Corporation may designate a third party to make an offer to purchase all the outstanding Shares of Series A Preferred Stock at a price equal to the price required to be paid pursuant to the Change of Control Offer, and otherwise on terms and subject to conditions and procedures no less favorable to the Holders than those set forth herein with respect to the Change of Control Offer; provided, however, that the Corporation shall be liable for any default by such third party to consummate such offer as if such offer were the Change of Control Offer.

          (c) OTHER MANDATORY REDEMPTIONS. The Corporation shall redeem all outstanding shares of Series A Preferred on September 30, 2004 (the "Mandatory Redemption Date") at a redemption price, payable in cash, equal to the per share liquidation preference thereof, plus an amount equal to accrued and unpaid dividends (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) to the redemption date therefor.

          (d) NOTICE OF REDEMPTION; OTHER REDEMPTION PROCEDURES. (i) Whenever shares of Series A Preferred are to be redeemed pursuant to
    Section 3(a) or 3(c), a notice of such redemption shall be mailed, addressed to each Holder, by overnight mail, postage prepaid, or delivered to each Holder of the shares to be redeemed at such Holder's address as the same appears on the stock transfer books of the Corporation. Such notice shall be mailed or delivered not less than 10 days and not more than 60 days prior to the date fixed for redemption. Each such notice shall state: (A) the date fixed for redemption; (B) the number of shares of Series A Preferred to be redeemed; (C) the redemption price; (D) the place or places where such shares of Series A Preferred are to be surrendered for payment of the redemption price; and (E) that dividends on the shares to be redeemed will cease to accrue on such date fixed for redemption. If fewer than all shares of Series A Preferred held by a



    Holder are to be redeemed, the notice mailed to such Holder shall specify the number of shares to be redeemed from such Holder.

                (ii) Notice having been given as aforesaid, and if on or before the redemption date specified in such notice an amount in cash sufficient to redeem in full on the redemption date and at the applicable redemption price, together with an amount equal to accrued and unpaid dividends (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) to such redemption date, all shares of Series A Preferred called for redemption shall have been set apart and deposited in trust so as to be available for such purpose and only for such purpose, or shall have been paid to the Holders thereof, then effective as of the close of business on such redemption date, and unless there shall be a subsequent default in the payment of the redemption price, the shares of Series A Preferred so called for redemption shall cease to accrue dividends, and said shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued shares of Preferred Stock, undesignated as to series, and all rights of the Holders thereof, as such, as stockholders of the Corporation (except the right to receive from the Corporation the redemption price and an amount equal to any accrued and unpaid dividends (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) to the redemption date) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price as aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate of like terms and having the same date of original issuance shall be issued representing the unredeemed shares without cost to the Holder thereof.

                (iii) In the event that fewer than all of the shares of Series A Preferred are to be redeemed pursuant to Section 3(a), the Corporation shall redeem shares of Series A Preferred pro rata among the Holders, based on the number of shares of Series A Preferred held by each Holder, except that the Corporation may redeem all of the shares of Series A Preferred held by any Holders of fewer than 100 shares of Series A Preferred (or all the shares of Series A Preferred held by Holders who would hold less than 100 shares of Series A Preferred as a result of such redemption).

          (e)  NO LIMITATIONS ON RIGHT TO PURCHASE SERIES A PREFERRED.
    Nothing contained in this Certificate of Designation shall limit any legal right of the Corporation or any Subsidiary or Affiliate to purchase or otherwise acquire any shares of Series A Preferred at any price, whether higher or lower than the redemption price.

          4. LIQUIDATION. (a) Upon a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of Junior Securities, but after distribution of such assets among, or payment thereof over to, creditors of the Corporation and to holders of any Senior Preferred Stock, to receive from the assets of the Corporation available for distribution to stockholders, an amount in cash or property (valued at its fair market value), or a combination thereof, equal to $25 per share (pro rated for



    fractional shares), plus, in each such case, an amount in cash or property (valued at its fair market value), equal to all accrued and unpaid dividends thereon (including Default Dividends and whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) to and including the date of final distribution. After any such payment in full, the Holders shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation. As used in this Certificate of Designation, the terms "liquidation preference" and "liquidation value" (and other terms of similar import) shall mean $25 per share.

          (b) Neither the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, nor the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, for the purposes of this Section 4.

          (c) If, upon any such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation shall be insufficient to make the full payments required by subsection (a) of this Section 4 and all full distributions with respect to all Parity Preferred Stock, no such distribution shall be made on account of any shares of any Parity Preferred Stock or Series A Preferred unless proportionate distributive amounts shall be paid on account of the shares of Series A Preferred and Parity Preferred Stock, ratably, in proportion to the full distributable amounts to which Holders and holders of all such Parity Preferred Stock are respectively entitled upon such dissolution, liquidation or winding up.

          5. VOTING. (a) Except as required by law and except for any voting by the Holders as part of a separate class or series and except as otherwise provided in the Certificate of Incorporation of the Corporation, the Holders shall not be entitled to any voting rights as shareholders of the Corporation except as specified in this Section 5 or in Section 7. The affirmative vote of the Holders of at least seventy five percent of the outstanding shares of Series A Preferred, voting separately as a single class on a one vote per share basis (pro rated for fractional shares), in person or by proxy, at a special or annual meeting called for the purpose, or by written consent in lieu of a meeting, shall be required to liquidate, wind up or dissolve the Corporation and to amend, repeal or change any provisions of this Certificate of Designation or the Certificate of Incorporation of the Corporation in any manner which would adversely affect, alter or change the powers, preferences or rights of any share of Series A Preferred.

          (b) In addition, without the affirmative vote of the Holders of at least seventy five percent of the outstanding shares of Series A Preferred, voting separately as a single class on a one vote per share basis (pro rated for fractional shares), in person or by proxy, at a special or annual meeting called for the purpose, or by written consent in lieu of a meeting:

                (i) the Corporation shall not merge with or into any Person, or consolidate with any other Person, in one or a series of related transactions, unless (A) all of the shares of Series A Preferred shall continue to be or become duly and validly authorized securities of the corporation (including the Corporation, if



          applicable) formed by or surviving any such consolidation or merger, fully paid and nonassessable, with rights, preferences and powers identical to the rights, preferences and powers set forth in this Certificate of Designation, all of the terms and provisions of this Certificate of Designation shall continue as, or become, a part of the Certificate of Incorporation of such corporation, and each reference herein to the Corporation shall be deemed to be a reference to such corporation, (B) the corporation (including the Corporation, if applicable) formed by or surviving any such consolidation or merger shall have Consolidated Net Worth (as hereinafter defined) immediately following and after giving effect to such transaction equal to or greater than the Consolidated Net Worth of the Corporation immediately prior to and without giving effect to such transaction, and (C) if the Consolidated Coverage Ratio (as hereinafter defined) of the Corporation immediately prior to and without giving effect to such transaction is within the range set forth in column (x) below, the pro forma Consolidated Coverage Ratio of the corporation (including the Corporation. if applicable) formed by or surviving any such consolidation or merger shall be at least equal to the percentage of the pre-transaction Consolidated Coverage Ratio of the Corporation set forth in column (y) below:

                           (x)                          (y)
                    ---------------                    -----
                    Below 1.11:1....................... 100%
                    1.11:1 to 1.99:1................... 90%
                    2.00:1 to 2.99:1................... 80%
                    3.00:1 to 3.99:1................... 70%
                    4.00:1 to 4.99:1................... 60%
                    5.00:1 or more..................... 50%

          provided, however, that if the pro forma Consolidated Coverage Ratio of the corporation (including the Corporation, if applicable) formed by or surviving any such consolidation or merger is 3.00 to 1 or greater, the ratio requirement in clause (C) above shall be inapplicable and such transaction shall be deemed to have complied with such requirement; provided, further, that the foregoing tests shall not apply to any merger or consolidation the sole purpose of which is (as determined in good faith by the Board of Directors of the Corporation and evidenced by a resolution of such Board of Directors) to change the state of incorporation of the Corporation, in which the stockholders of the Corporation receive no consideration (other than a corresponding interest in the surviving corporation, if the Corporation is not the surviving corporation in such merger, proportionate to their interest in the Corporation), and which transaction does not have as one of its purposes or effects the evasion of the limitation of this clause (i) and does not adversely affect the Series A Preferred or any Holders; and provided, further, that for the purposes of this clause (i) the provisions of clause (iii) of the definition of Consolidated Net Income shall not be taken into account in computing the Consolidated Coverage Ratio.

                (ii) the Corporation shall not, directly or indirectly, sell, lease, exchange, transfer or otherwise dispose of all or substantially all of its assets and property or all or substantially all of the assets and property of Essex to another Person or Persons (other than one or more wholly owned Subsidiaries of the



          Corporation) in one transaction or a series of related transactions, unless the Corporation simultaneously redeems all of the shares of Series A Preferred then outstanding pursuant to the provisions of
          Section 3(a); provided, however, that nothing in this clause(ii) shall be deemed to prohibit any merger described in the second proviso to the foregoing clause (i);

                (iii) the Corporation shall not at any time (A) own (or take any action that would result in its owning) less than all of the capital stock of and all other equity interests in Essex and its direct and indirect Subsidiaries, other than (x) any minority interests existing as of the Series A Initial Issuance Date in Persons which are Subsidiaries of Essex as of such date, (y) any minority interests in any Subsidiary of the Corporation acquired after the Series A Initial Issuance Date, or (z) any minority interests in a Subsidiary of Essex that was not a Significant Subsidiary as of the Series A Initial Issuance Date or, if later, the date that such Person first became a Subsidiary of the Corporation, and, in the case of any such Subsidiary described in this clause (z), was not, at any time prior to the creation of such minority interest, a Significant Subsidiary by reason of additional investments in and/or advances to such Subsidiary thereafter, or (B) cause or allow any direct or indirect Subsidiary (other than a wholly owned Subsidiary) to, directly or indirectly, pay, make or effect any dividend, distribution or repurchase on or of any of the capital stock of or other equity interest in such Subsidiary other than on a pro rata basis among all of the holders of the class or classes of capital stock with respect to which such dividend, distribution or repurchase is effected (provided that this clause
          (B) shall not prohibit any repurchase, otherwise permitted by the terms of this Certificate of Designation, of any of the capital stock of or other equity interest in any Subsidiary that was not a Significant Subsidiary as of the Series A Initial Issuance Date or, if later, the date that such Person first became a Subsidiary of the Corporation, and, in the case of any such Subsidiary, was not, at any time prior to the creation of such minority interest, a Significant Subsidiary by reason of additional investments in and/or advances to such Subsidiary thereafter);

                (iv) the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service or any loans or advances) with any Affiliate of the Corporation (other than transactions between the Corporation and any of its Subsidiaries (other than Subsidiaries in which any Affiliate of the Corporation has any interest other than through the Corporation's ownership interest in such Subsidiary) or between Subsidiaries (other than involving any Subsidiary in which any Affiliate of the Corporation has any interest other than through the Corporation's ownership interest in such Subsidiary) of the Corporation), unless
          (x) any such transaction is on terms no less favorable to the Corporation and its Subsidiaries than those that could be obtained in a comparable arm's length transaction with an independent third party, and (y) prior to consummating any such transaction which has a value equal to or greater than $10 million, either (1) the Corporation shall have obtained an opinion from a nationally recognized investment banking firm or other reputable third party



          appraiser that the terms of such transaction are no less favorable to the Corporation and its Subsidiaries than those that could be obtained in a comparable arm's length transaction with an independent third party or (2) the terms of such transaction shall be approved by a majority of the disinterested members of the Board of Directors of the Corporation; provided, however, that nothing in this Section 5(b)(iv) shall be deemed to prohibit, or to require the Corporation to obtain the opinion referred to above from an investment banking firm or other appraiser prior to consummating, any of the following:

                      (A) the payment of management fees not exceeding
                $1,000,000 per annum to Bessemer;

                      (B) the provision by Bessemer or an Affiliate of
                Bessemer of asset portfolio management services or other investment advisory services to the Corporation or any of its benefit or compensation plans on a basis no less favorable to the Corporation than that on which Bessemer or such Affiliate provides such services to unrelated third parties;

                      (C) the payment of ordinary and customary fees and
                expenses to directors of the Corporation who are not employees or otherwise Affiliated with the Corporation or Bessemer;

                      (D) any transaction expressly contemplated pursuant to
                any of the Related Agreements (as such term is defined in the Stock Subscription Agreement), as in effect as of the date hereof;

                      (E) any transaction with an Affiliate which is a joint
                venture or other bona fide business arrangement and of which no Affiliate of the Corporation and no non-wholly owned Subsidiary of the Corporation is an Affiliate;

                      (F) the repurchase of shares of capital stock or
                options, rights or warrants to acquire shares of capital stock of the Corporation or any of its subsidiaries from any present or former employee or director of the Corporation or any of its Subsidiaries (or from such employee's or director's respective heirs, legatees, personal representatives, successors and permitted assigns, and permitted transferees) in connection with the death, disability or termination of employment of such employee or director, or from any employee or director who, as determined in good faith by the Board of Directors of the Corporation, is suffering from bona fide financial hardship, in each case in accordance with the terms (or on terms no less favorable to the Corporation) of the Management Agreements (as defined in the Stock Subscription Agreement) as in effect on the Series A Initial Issuance Date and in the circumstances contemplated by such Management Agreements, to the extent otherwise permitted by this Certificate of Designation;

                      (G) the payment of fees to Bessemer or any of its
                Affiliates in connection with the Acquisition, in an amount not to exceed $3,800,000, and the reimbursement of the




                reasonable legal fees and out-of-pocket expenses of Bessemer or any of its Affiliates in connection with the Acquisition;

                      (H) any transaction with Goldman, Sachs & Co. ("GS") or
                Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") or any of their respective Affiliates, DLJSC and GS and their respective Affiliates hereby disclaiming that any of them are Affiliates of the Corporation;

                      (I) any transaction with an Affiliate of DLJSC or GS
                which is primarily engaged in an active operating business (not including any investment banking, money management, consulting or similar service business) and which is a Subsidiary of DLJSC or GS or a Person organized by DLJSC or GS or one of their Affiliates to invest in active operating companies and which transaction is on terms no less favorable to the Corporation and its Subsidiaries than those that could be obtained in a comparable arm's length transaction with an independent third party, is in the ordinary course of such Affiliate's business, and is entered into by such Affiliate at the direction of operating management of such Affiliate and not at the direction of DLJ or Goldman Sachs, as the case may be; or

                      (J) any payment or other transaction pursuant to any tax
                sharing agreement between the Corporation and Essex or any other Person with which the Corporation is required to, or is permitted to, file a consolidated tax return or with which the Corporation is or could be part of a consolidated group for tax purposes;

                (v) the Corporation shall not create, authorize or issue any class or series of Senior Preferred Stock or Parity Preferred Stock; provided, however, that the Corporation shall, despite the prohibition of this clause, be permitted, without the vote or consent of the Holders, to create, authorize and issue Senior Preferred Stock or Parity Preferred Stock if: (A) the proceeds of such issuance are used to refinance any indebtedness of the Corporation or Essex that is existing immediately prior to the consummation of the Acquisition or incurred by the Corporation or Essex in connection with the Acquisition to fund the Acquisition (or any subsequent refinancing of any such indebtedness); and (B) such issuance would not, on a pro forma basis, cause the Corporation's Consolidated Coverage Ratio to decrease (provided that for the purposes of this clause (B) the provisions of clause (iii) of the definition of Consolidated Net Income shall not be taken into account in computing the Consolidated Coverage Ratio); or

                (vi) prior to any exchange of Series A Preferred for Exchange Debt, the Corporation shall not effect or allow any amendment, alteration or repeal of any of the provisions of Exchange Debt (as hereinafter defined) from those contained in the form of indenture which is on file with the Secretary of the Corporation and available to each Holder without charge upon request (the "Exchange Debt Indenture"), other than such changes (A) which would be allowed under the terms of the Exchange Debt Indenture without the vote or consent of the holders of Exchange Debt if any Exchange Debt were issued and outstanding, (B) which would make any provision of the



          Exchange Debt more (1) restrictive to the Corporation or (2) beneficial to the holders of the Exchange Debt, (C) which add to the covenants and agreements of the Corporation contained in the Exchange Debt or remove any right or power therein reserved to or conferred upon the Corporation, or (D) which are requested by the Corporation in the event of any amendment to this Certificate of Designation that effects a change in the terms of the Series A Preferred, to conform (as nearly as may be possible taking into account the differences between debt securities and equity securities) the provisions of the Exchange Debt to the terms of the Series A Preferred as so changed, and in each case does not have any additional effects which are not permitted or in any way adversely affects the rights and preferences of the Exchange Debt.

    Notwithstanding the provisions hereof, this Certificate of Designation shall not prohibit, (x) the merger of B E Acquisition Corporation with and into MS/Essex Holdings, Inc. or (y) any merger involving only the Corporation and Essex (the "Essex Merger") so long as, in either such case, no consideration is received by the stockholders of the Corporation in connection therewith (other than a corresponding interest in the surviving corporation, if the Corporation is not the surviving corporation in such merger, or a corresponding interest in a newly formed corporation (a "New Holding Company") which shall, from and after the Essex Merger, own all of the capital stock of and all other equity interests in the surviving corporation and which shall have no other business, assets or liabilities, in each case proportionate to their interest in the Corporation), and provided that, in the event a New Holding Company is formed in connection with the Essex Merger, each share of Series A Preferred will be converted into one fully paid and nonassessable share of preferred stock of the New Holding Company with rights, preferences and powers identical to the rights, preferences and powers set forth in this Certificate of Designation, all of the terms and provisions of this Certificate of Designation shall become a part of the Certificate of Incorporation of the New Holding Company, and each reference herein to the Corporation shall be deemed to be a reference to the New Holding Company and each reference herein to Essex shall be deemed to be a reference to the surviving corporation in such merger.

          (c) Within 15 days after the end of each fiscal year of the Corporation commencing with the fiscal year of the Corporation in which the Series A Initial Issuance Date occurs, the Corporation shall deliver a certificate to each Holder (or, after the shares of Series A Preferred have been distributed in a public offering, to the transfer agent for the Series A Preferred, if one has been appointed (which transfer agent shall agree to make copies of such certificate available to Holders who request copies thereof)) certifying that during such period the Corporation has not taken any action with respect to which the vote or consent of any portion of the outstanding shares of Series A Preferred is required under this Certificate of Designation without obtaining such vote or consent, and that the Corporation has not taken any other action not permitted to be taken by it hereunder.

          6.  EXCHANGE.   (a)  The Series A Preferred shall be exchangeable
    for Exchange Debt in whole, but not in part, at any time (other than at any time during which the Corporation is obligated to redeem or repurchase shares of Series A Preferred pursuant hereto or pursuant to any other agreement with any of the Holders) on any Series A Dividend Payment Date, out of surplus of the Corporation legally available for such exchange, at



    the option of the Corporation; provided, however, that the Corporation may not so exchange any Series A Preferred during a Default Period or if all accrued and unpaid dividends thereon (whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of dividends) shall not have been paid on such Series A Dividend Payment Date or if on the date of such exchange there exists an event of default, or if such exchange would give rise to an event of default, under any indebtedness of the Corporation or if, immediately after such exchange, there would exist a Default or an Event of Default (as such terms are defined in the Exchange Debt Indenture). At the time of any exchange, Holders of the shares of Series A Preferred being exchanged will be entitled to receive Exchange Debt with a principal amount equal to the aggregate liquidation preference of the shares of Series A Preferred being exchanged.

          Prior to the Exchange Date, the Corporation shall file at the office of the exchange agent for the Series A Preferred (or with the books of the Corporation if there is no exchange agent) and deliver to each Holder an opinion of counsel addressed to the Corporation and the Holders being exchanged to the effect (A) that the Exchange Debt has been duly authorized and, when executed and authenticated in accordance with the provisions thereof and of this Certificate of Designation and delivered in exchange for the shares of Series A Preferred, will constitute valid and binding obligations of the Corporation (subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity and subject to other customary exceptions and assumptions), (B) that the issuance and delivery of the Exchange Debt in exchange for the shares of Series A Preferred will not violate the laws of the state of incorporation of the Corporation, and (C) that (x)qualification of the Exchange Debt Indenture is not required under the Trust Indenture Act of 1939, as amended, or, if required, has been obtained, and (y) the issuance and delivery of the Exchange Debt in exchange for the shares of Series A Preferred is exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws or, if no such exemption is available, that the Exchange Debt of such series has been duly registered or qualified for such exchange under the Securities Act and such applicable state securities laws.

          Notice of any exchange of the Series A Preferred shall be mailed at least 10 days but not more than 60 days prior to the Exchange Date to each Holder of Series A Preferred to be exchanged, at such Holder's address as it appears on the books of the Corporation. Such notice shall set forth the procedures for exchanging certificates representing Series A Preferred for Exchange Debt. Upon such exchange, the rights of the Holders of Series A Preferred to be exchanged as stockholders of the Corporation shall cease, and the person or persons entitled to receive the Exchange Debt issuable upon such exchange shall be treated for all purposes as the registered holder or holdersof such Exchange Debt.

          (b) The shares of Series A Preferred which have been exchanged shall no longer be deemed to be outstanding and shall be retired and all rights with respect to such shares, including, without limitation, the rights, if any, to receive dividends (including, without limitation, accrued and unpaid dividends) and to receive notices and to vote or consent, shall forthwith cease, except only the right of the Holders thereof to receive Exchange Debt in exchange therefor.




          (c) Upon any exchange of shares of Series A Preferred in accordance with this Section 6, the Corporation will pay any stock transfer taxes which may be due with respect to the transfer and exchange of such exchanged shares with the Corporation; provided, however, that if the Exchange Debt into which the Series A Preferred is exchangeable pursuant to this Section 6 is to be issued in the name of any person other than the Holder of the shares of Series A Preferred to be so exchanged, the amount of any transfer taxes (whether imposed on the Corporation, the Holder or such other person) payable on account of the transfer to such person will be payable by the Holder.

          7.   EVENT OF DEFAULT.   (a)   If and whenever, at any time or
    times, (i) dividends payable on shares of Series A Preferred shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount payable thereon for six full quarterly dividend periods or (ii) the Corporation fails to honor any of its obligations under Section 3(b) hereof (each such circumstance, an "Event of Default" under this Certificate of Designation), in addition to any other remedies to which the Holders may be entitled at law or otherwise, then the number of directors then constituting the Board of Directors of the Corporation shall be increased by two, and the Holders shall, automatically, and without any further action by the Board of Directors or any stockholder or stockholders of the Corporation, in addition to any other voting rights, have the right, voting separately as a class on a one vote per share basis (pro rated for fractional shares), in person, by proxy or by written consent in lieu of a meeting, to elect such two additional directors. Whenever such right of the Holders shall have vested, such right may be exercised initially either at a special meeting of such Holders as provided in Section 7(b) hereof or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such annual
    meetings.   The right of the Holders to elect such directors shall
    continue, if arising as a result of the Event of Default specified in clause (i) of the initial sentence of this Section 7(a), until such time as all dividends accrued on outstanding shares of Series A Preferred to the Dividend Payment Date next preceding the date of any such determination shall have been paid in full, and, if arising as a result of the Event of Default specified in clause (ii) of the initial sentence of this Section 7(a), until the Corporation fulfills all its obligations under Section 3(b) hereof, including the payment pursuant to the Change of Control Offer of an amount equal to all accrued dividends through the date of cure, at which time in either such event the right of the Holders so to vote shall terminate, except as herein or by law expressly provided, subject to revesting upon the occurrence of a subsequent default as described above.

          (b) At any time when the right of the Holders to elect directors as provided in Section 7(a) hereof shall have vested, and if such right shall not already have been initially exercised, but in any event within 30 days of the occurrence of an Event of Default, a proper officer of the Corporation shall call a special meeting of the Holders for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the same form of notice as is required for annual meetings of stockholders of the Corporation at such suitable place in the City of New York as is designated by such officer. If such meeting shall not be called by a proper officer of the Corporation within such 30 day period, then the Holders of at least 10% of the aggregate number of shares of Series A Preferred at the time outstanding may designate in writing one of their number to call such a meeting at the expense of the Corporation,



    and such meeting may be called by such person so designated and shall be held at the place for the holding of annual meetings of stockholders of the Corporation (or such other suitable place as is designated by such person). Any Holder so designated shall have access to the registry books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this Section 7(b).

          (c) At any meeting held for the purpose of electing directors at which Holders shall have the right, voting together as a class to elect directors as provided in Section 7(a) hereof, the presence, in person or by proxy, of the Holders of a majority of the aggregate number of shares of Series A Preferred at the time outstanding shall be required and be sufficient to constitute a quorum of such class for the election of either director pursuant to such Section 7(a). At any such meeting or adjournment thereof, (i) the absence of a quorum of the shares of Series A Preferred shall not prevent the election of the directors to be elected otherwise than pursuant to Section 7(a) hereof, and (ii) in the absence of a quorum, a majority of the Holders, present in person or by proxy, shall have the power to adjourn the meeting for the election of directors whom they are entitled to elect, from time to time without notice other than announcement at the meeting or as otherwise required by law, until a quorum shall be present.

          (d) During any period when the Holders shall have the right to vote together as a class for directors as provided in Section 7(a) hereof,
    (i) the directors so elected by such Holders shall continue in office until their successors shall have been elected by such Holders or until termination of the rights of such Holders to vote as a class for directors and (ii) any vacancies in the Board of Directors may be filled by a majority (even if that be only a single director) of the remaining directors theretofore elected by the Holders as a class. Immediately upon termination of the right of Holders to vote as a class for directors, (i) the term of office of the directors so elected shall terminate, and (ii) the number of directors shall be such number as may be provided for in the by-laws of the Corporation irrespective of any increase pursuant to the provisions of Section 7(a) hereof.

          (e) Notwithstanding the foregoing, nothing herein or otherwise in the Corporation's Certificate of Incorporation or bylaws shall limit or prevent the right of the Holders from, to the fullest extent allowed by law, exercising the voting rights provided in this Section by written consent of a majority of the outstanding shares of Series A Preferred.

          (f) The voting rights and remedies, and the provisions setting forth their terms and conditions, of the Holders set forth in Section 6.1 of the Stock Subscription Agreement (as the same may be from time to time amended), a copy of which is on file with the Secretary of the Corporation and available to each Holder without charge upon request, are hereby incorporated herein by reference and made a part hereof.

          8. REPORTS. The Corporation shall, so long as it is subject to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), send by first class mail to each Holder, within 15 days after it files them with the SEC, copies of the annual and quarterly reports and of the information, documents and other reports or copies of such portions of any of the foregoing (as the SEC may by rules and regulations prescribe) which the Corporation is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange



    Act. If the Corporation is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Corporation shall send by first class mail to each Holder who shall (unless an Event of Public Distribution shall previously have occurred) have undertaken to be bound by the confidentiality provisions of Section 8.15 of the Subscription Agreement, within 15 days after it would have been required to file with the SEC, financial statements, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of independent public accountants of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Corporation would have been required to include in such annual or quarterly reports, information, documents or other reports if the Corporation were subject to the requirements of
    Section 13 or 15(d) of the Exchange Act.

          9. Additional Definitions. As used in this Certificate of Designation, the following terms have the meanings specified below:

          "Acquisition" shall mean the merger of B E Acquisition Corporation with and into MS/Essex Holdings, Inc. as contemplated by the Merger Agreement (as such term is defined in the Subscription Agreement) and the consummation of all related financing effectuated contemporaneously therewith.

          "Affiliate" (and, with a correlative meaning, "Affiliated") shall mean, with respect to any Person, any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such first Person; provided, however, (i) no Person shall be deemed to be an Affiliate of the Corporation solely by reason of its ownership of any Series A Preferred, Exchange Debt, Warrants or shares of Common Stock issued upon exercise of the Warrants, or its ability to elect directors of the Corporation as a result thereof or in connection therewith, (ii) the Corporation and its Subsidiaries shall not be deemed to be Affiliates of each other, (iii) shareholders and Affiliates of Bessemer Securities Corporation ("BSC") that would not be Affiliates of the Corporation other than by reason of being a shareholder or Affiliate of BSC and that neither in fact participate in the management of any of BSC, Bessemer or the Corporation, nor are controlled by BSC, Bessemer, the Corporation, or any of their respective Affiliates who in fact participate in the management of any of BSC, Bessemer or the Corporation, shall not be deemed to be Affiliates of the Corporation, and
    (iv) except as set forth in clause (iii) above, for so long as Bessemer is an Affiliate of the Corporation, any Affiliate of Bessemer shall be deemed to be an Affiliate of the Corporation. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "Bessemer" shall mean Bessemer Capital Partners, L.P.

          "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are authorized to be open for business in New York City.





          A "Change of Control" shall be deemed to have occurred if a Person or group of Affiliated Persons or other "group" (within the meaning of Section 13(d)(3) of the Exchange Act), other than Bessemer, any of the Investors (as such term is defined in the Stock Subscription Agreement), and any of their respective Affiliates, shall beneficially own, directly or indirectly, or have the power to direct the vote of with respect to the election of directors of the Corporation, shares of capital stock entitled to cast more than the greater of (x) 25% or (y) the Original Group Percentage of the votes entitled to be cast with respect to the election of directors of the Corporation. For the purposes of this definition, the "Original Group Percentage" shall mean, as of any date of determination, the percentage of the votes entitled to be cast with respect to the election of directors of the Corporation by Bessemer, Chemical Venture Partners, L.P., the DLJ/GS Investors, and their respective Affiliates and by Persons who have agreed to vote as directed by Bessemer or any of its Affiliates with respect to the election of directors of the Corporation. For the purposes of the calculation required by the first sentence of this definition, any Warrant Shares issuable upon exercise of the Warrants shall be deemed to be issued and outstanding if the Current Market Price (as such term is defined in the Warrant Agreement) is greater than the Exercise Price (as such term is defined in the Warrant Agreement).

          "Change of Control Date" shall mean the date on which a Change of Control of the Corporation shall occur.

          "Consolidated Coverage Ratio" of any Person shall mean the ratio of
    (i) the aggregate amount of Consolidated EBITDA of such Person for the four fiscal quarters for which financial information in respect thereof is available immediately prior to the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio to (ii) the aggregate Consolidated Fixed Charges of such Person during such four fiscal quarters; provided, that in making any such computation on a pro forma basis, Consolidated Fixed Charges attributable to interest on any indebtedness or dividends on any preferred stock (whether existing or being incurred) and bearing a floating rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period. When required to be calculated on a pro forma basis, the Consolidated Coverage Ratio shall give effect to any indebtedness to be incurred or repaid, equity to be issued or acquisition to be made as if incurred or made on the first day of the four-fiscal-quarter period referred to in clause (i) of the preceding sentence.

          "Consolidated EBITDA" of any Person shall mean, for any period, the sum of the amounts for such period of (i) Consolidated Net Operating Income, (ii) Consolidated Fixed Charges, to the extent reducing Consolidated Net Operating Income, (iii) provisions for taxes based on income, (iv) depreciation expense, (v) amortization expense and (vi) all other non-cash items, to the extent reducing Consolidated Net Operating Income, minus all non-cash items, to the extent increasing Consolidated Net Operating Income, all as determined on a consolidated basis for such Person and its Subsidiaries in conformity with GAAP.

          "Consolidated Fixed Charges" of any Person shall mean, for any period, for such Person and its Subsidiaries, the aggregate amount of interest in respect of indebtedness (including, without limitation, amortization of original issue discount on any indebtedness, any pay-in-kind and accreting interest obligation and the interest portion of any deferred payment obligation, calculated in accordance with the



    effective interest method of accounting), the aggregate amount of dividends with respect to preferred stock (including pay-in-kind and accreting dividends), all commissions, discounts and other fees, costs and charges owed with respect to any indebtedness or preferred stock (including, without limitation, any letters of credit, bankers' acceptance financing, and interest rate swaps, caps, options or similar arrangements), and all but the principal component of rentals in respect of all leases of any property (whether real, personal or mixed) the discounted present value of the rental obligations of such Person as lessee under which, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person, paid, accrued or scheduled to be paid or accrued by such Person (or by any other Person where such obligation is directly or indirectly guaranteed or supported by such Person) during such period, all determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Income" of any Person shall mean, for any period taken as one accounting period, the net income (or loss) of such Person and its Subsidiaries on a consolidated basis for such period determined in conformity with GAAP, but excluding (i) the income (or loss) of any Person (other than a Subsidiary of such Person) that would otherwise be included in such net income (or loss) in which any other Person (other than such Person or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or any of its wholly owned Subsidiaries by such other Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries or that Person's assets are acquired by such Person or any of its Subsidiaries, and (iii) the income of any Subsidiary of such Person to the extent (and only to the extent) that the declaration or payment of dividends or similar distributions by such Subsidiary of that income to such Person is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary; it being understood that if any such restriction on the payment of such income ceases to be applicable, the full amount of income attributable to the period during which such restriction was in effect that would have been included in Consolidated Net Income but for the existence of such restriction shall be included in Consolidated Net Income to the extent such amount is permitted and available to be paid to such Person at the time of calculation.

          "Consolidated Net Operating Income" of any Person shall mean, for any period taken as one accounting period, the Consolidated Net Income of such Person, adjusted by excluding (to the extent not otherwise excluded in calculating Consolidated Net Income) any net extraordinary gain or net extraordinary loss, as the case may be, during such period.

          "Consolidated Net Worth" of any Person shall mean, as at any date of determination, the consolidated stockholders' equity of such Person and its Subsidiaries that would be accounted for as consolidated Subsidiaries in such Person's financial statements in accordance with GAAP, as determined on a consolidated basis in accordance with GAAP, but without inclusion of any amounts attributable to any equity security of such Person that by its terms or otherwise is required to be redeemed prior to the Mandatory Redemption Date or is redeemable at the option of the holder thereof prior to the Mandatory Redemption Date; provided that equity securities held by present or former employees or directors of the Corporation or by their heirs, legatees, personal representatives,



    successors and permitted assigns and transferees, shall not for purposes of this definition be considered to be redeemable as a result of agreements permitting or requiring the Corporation to repurchase or redeem such securities upon the death, disability or termination of employment of such present or former employee or director at any time prior to the Mandatory Redemption Date; provided, further, that the Consolidated Net Worth of any Person, at any date, shall be calculated so as not to give effect to the adoption and application by such Person of FAS 96 as proposed by the Financial Accounting Standards Board on the date hereof or as modified hereafter.

          "Default Period" shall mean any time when an Event of Default has occurred and is continuing.

          "Essex" shall mean Essex Group, Inc., a Michigan corporation and a wholly owned subsidiary of the Corporation.

          "Event of Public Distribution" shall mean the earliest of (x) any sale to the public in an offering registered under the Securities Act of any equity of the Corporation, (y) such time as the Corporation would be subject to the registration requirements of Section 12 of the Exchange Act by virtue of the number of holders of its equity, or (z) such time as any equity of the Corporation is listed on any securities exchange or on the NASDAQ National Market System or listed, traded or quoted on another similar public trading or reporting system.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Exchange Date" shall mean the date fixed for exchange of Exchange Debt for Series A Preferred.

          "Exchange Debt" shall mean the 15% Junior Subordinated Debentures of the Corporation issued pursuant to the Exchange Debt Indenture, as amended, modified, supplemented, restructured, replaced, extended, or refinanced from time to time in accordance with the terms hereof and thereof.

          "Holder" shall mean a Holder of shares of Series A Preferred, as reflected in the stock records of the Corporation; and each Holder's address shall be as it appears in the stock records of the Corporation.

          "GAAP" shall mean United States generally accepted accounting principles as of the date hereof.

          "Person" shall mean an individual, a partnership, a corporation, a trust, an association, a joint venture, a joint stock corporation, an unincorporated organization and any governmental or regulatory body or political subdivision thereof or other agency or authority.

          "SEC" shall mean the Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Significant Subsidiary" shall mean any Subsidiary of the Corporation that would be a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X under the Securities Act, as in effect on the Series A Initial Issuance Date; provided, however, that for purposes



    hereof each reference to "10 percent" in such definition shall be deemed to be a reference to "15 percent".

          "Stock Subscription Agreement" shall mean the Stock and Warrant Subscription Agreement, dated as of the Series A Initial Issuance Date, by and among the Corporation, the DLJ Investors, the GS Investors and Chemical (as such terms are defined therein).

          "Subsidiary" of any Person shall mean any corporation of which at least a majority of the outstanding capital stock having voting power under ordinary circumstances to elect directors of such corporation shall at the time be held, directly or indirectly, by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person.

          "Warrants" shall mean the Warrants issued pursuant to the Warrant Agreement (the "Warrant Agreement") between the Corporation and the purchasers listed therein, dated as of the Series A Initial Issuance Date, as the same may be amended, supplemented, or otherwise modified or replaced (including by virtue of any change in the Persons party thereto) from time to time.

          10.  Availability of Documents.   Copies of all documents,
    agreements and instruments referred to herein are available from the Corporation upon request.




































            IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its President and attested by its Secretary this 9th day of October, 1992.


                                              /s/ Robert D. Lindsay
                                            ---------------------------
                                                    President

     ATTEST: /s/ Richard R. Davis
            ---------------------------
                    Secretary

















































                                                                     Exhibit A

                                  CERTIFICATE OF

                    AMENDMENT OF CERTIFICATE OF DESIGNATION OF

                          SERIES A CUMULATIVE REDEEMABLE

                           EXCHANGEABLE PREFERRED STOCK

                                        OF

                             BCP/ESSEX HOLDINGS INC.

                            _________________________


                          Pursuant to Section 242 of the

                 General Corporation Law of the State of Delaware


          The undersigned officers of BCP/Essex Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (HOLDINGS), hereby certify as follows:

          FIRST: That the Certificate of Designation (the Certificate of Designation) of the Series A Cumulative Redeemable Exchangeable Preferred Stock of HOLDINGS is amended as follows:

          1. Clause (A) of the proviso to Section 5(b)(iv) of the Certificate of Designation is hereby amended and restated as follows:

          "(A) the payment of management or advisory fees not exceeding $1,000,000 per annum to Bessemer or any Affiliate of Bessemer;".

          2. The definition of "Change of Control" in Section 9 of the Certificate of Designation is hereby amended and restated as follows:

          "A "Change of Control" shall be deemed to have occurred if a Person or group of Affiliated Persons or other "group" (within the meaning of Section 13(d)(3) of the Exchange Act), other than Bessemer, any of the Investors (as such term is defined in the Stock Subscription Agreement), and any of their respective Affiliates, shall beneficially own, directly or indirectly, or have the power to direct the vote of with respect to the election of directors of the Corporation, shares of capital stock entitled to case more than the greater of (x) 25% or (y) the Original Group percentage of the votes entitled to be cast with respect to the election of directors of the Corporation. For the purpose of this definition, the "Original Group Percentage" shall mean, as of any date of determination, the percentage of the votes entitled to be cast with respect to the election of directors of the Corporation by Bessemer, Chemical Venture Partners, L.P., the DLJ/GS Investors (as defined in the Stock Subscription Agreement), and their respective Affiliates (including for this purpose votes entitled to be cast by any Affiliate of a DLJ Investor (as defined in the Stock Subscription Agreement) in its


          capacity as Custodian or Collateral Agent under the Custody Agreements (as defined in Amendment Number 1 dated as of April 1, 1993, to the Stock Subscription Agreement)) and by Persons who have agreed to vote as directed by Bessemer or any of its Affiliates with respect to the election of directors of the Corporation. For the purposes of the calculation required by the first sentence of this definition, any Warrant Shares issuable upon exercise of the Warrants shall be deemed to be issued and outstanding if the Current Market Price (as such term is defined in the Warrant Agreement) is greater than the Exercise Price (as such term is defined in the Warrant Agreement)."

          SECOND: That said amendment of the Certificate of Designation has been duly adopted by the Board of Directors of HOLDINGS and by the stockholders of HOLDINGS (including the holders of the Series A Cumulative Redeemable Exchangeable Preferred Stock of HOLDINGS) in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware and that the capital of HOLDINGS will not be reduced under or by reason of said amendment.

          IN WITNESS WHEREOF, the undersigned have executed this certificate under the seal of the Corporation this 4th day of April, 1993.



                                        /s/ Stanley C. Craft
                                        __________________________________
                                        Name:  Stanley C. Craft
                                        Title:  President

    Attested by:



    /s/ Anthony J. Criso
    ________________________________
    Name:  Anthony J. Criso
    Title:  Vice President-Secretary



          (Corporate Seal)